UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-01608
                                                     ---------

                           FRANKLIN HIGH INCOME TRUST
                           --------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 ----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------
Date of fiscal year end: 5/31
                         ----

Date of reporting period: 05/31/09
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.



MAY 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

                                   (GRAPHIC)

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                      FARNKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Franklin High Income Fund .................................................    3
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   14
Financial Highlights and Statement of Investments .........................   16
Financial Statements ......................................................   29
Notes to Financial Statements .............................................   33
Report of Independent Registered Public Accounting Firm ...................   44
Tax Designation ...........................................................   45
Board Members and Officers ................................................   46
Shareholder Information ...................................................   50

Shareholder Letter

     Dear Shareholder:

     The 12-month period ended May 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the U.S. stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

     Franklin High Income Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment decisions and Fund performance. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

     If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

     You can also access your account, buy and sell shares, and find helpful financial planning tools. We hope you will take advantage of these online services.

     Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market environments.

     We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

     Sincerely,


     /s/ Rupert H. Johnson, Jr.

     Rupert H. Johnson, Jr.
     President and Chief Executive Officer - Investment Management Franklin High Income Trust

     THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MAY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Franklin High Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Income Fund seeks a high level of current income, with a secondary goal of capital appreciation, by investing substantially in high yield, lower-rated debt securities and preferred stocks.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin High Income Fund covers the fiscal year ended May 31, 2009.

PERFORMANCE OVERVIEW

Franklin High Income Fund - Class A had a -9.23% cumulative total return for the 12 months under review. The Fund performed better than its benchmark, the Credit Suisse (CS) High Yield Index, which had a -10.50% total return, and its peers as measured by the Lipper High Current Yield Funds Classification Average, which had a -12.32% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the year ended May 31, 2009, economic conditions deteriorated. In February 2009, the Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and as stock markets declined. Despite far-reaching government interventions, the nation's economic troubles worsened as manufacturing activity weakened at its fastest

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.

Source: Lipper Inc. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 5/31/09, there were 460 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered.

Indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                Annual Report | 3

DIVIDEND DISTRIBUTIONS*
6/1/08-5/31/09

                                       DIVIDEND PER SHARE
             ---------------------------------------------------------------------
MONTH          CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS
----------   -----------   -----------   -----------   -----------   -------------
June          1.25 cents    1.17 cents    1.16 cents    1.18 cents     1.27 cents
July          1.25 cents    1.17 cents    1.16 cents    1.18 cents     1.27 cents
August        1.25 cents    1.17 cents    1.16 cents    1.18 cents     1.27 cents
September     1.25 cents    1.18 cents    1.18 cents    1.19 cents     1.27 cents
October       1.25 cents    1.18 cents    1.18 cents    1.19 cents     1.27 cents
November      1.25 cents    1.18 cents    1.18 cents    1.19 cents     1.27 cents
December**    1.75 cents    1.68 cents    1.69 cents    1.71 cents     1.76 cents
January       1.25 cents    1.18 cents    1.19 cents    1.21 cents     1.26 cents
February      1.25 cents    1.18 cents    1.19 cents    1.21 cents     1.26 cents
March         1.15 cents    1.09 cents    1.09 cents    1.11 cents     1.17 cents
April         1.15 cents    1.09 cents    1.09 cents    1.11 cents     1.17 cents
May           1.15 cents    1.09 cents    1.09 cents    1.11 cents     1.17 cents
             -----------   -----------   -----------   -----------    -----------
TOTAL        15.20 CENTS   14.36 CENTS   14.36 CENTS   14.57 CENTS    15.41 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 0.5 cent per share distribution to meet excise tax requirements.

pace in nearly 30 years and as home prices fell at an accelerated rate. Jobless claims mounted and the unemployment rate rose to 9.4% by period-end.(2) Economic growth, as measured by gross domestic product (GDP), fell in the fourth quarter of 2008 and first quarter of 2009 at annualized rates of 6.3% and 5.5%, reflecting a broad-based slowdown in consumer spending, corporate profits and export growth.

Oil prices retreated from $127 per barrel in May 2008 to $66 per barrel at period-end. Many other commodities followed similar trends. Partially as a result of the price corrections, May's inflation rate was an annualized -1.3%.(2) Core inflation, which excludes food and energy costs, rose at a 1.8% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(2) The core personal consumption expenditures price index reported a 12-month increase of 1.8%.(3)

A slowing economy and decelerating inflation prompted policymakers to lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00%

(2.) Source: Bureau of Labor Statistics.

(3.) Source: Bureau of Economic Analysis.


                                4 | Annual Report
at the start of the reporting period. Congress passed a $787 billion fiscal stimulus package (American Recovery and Reinvestment Act) that included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also introduced new programs designed to shore up beleaguered banks' capital, enable freer lending to businesses and consumers and help struggling home buyers avoid foreclosure.

Treasury prices rose in the early part of the period but began to decline in the latter part. Investors drove the yield on the three-month Treasury bill to a multi-decade low. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion. The spread between two-year and 10-year Treasury yields rose to 255 basis points (100 basis points equal one percentage point) at the end of May from 140 basis points at the beginning of the reporting period. The two-year Treasury note yield fell from 2.66% to 0.92% over the 12-month period. Over the same period, the 10-year Treasury note yield fell from 4.06% to 3.47%.

During the Fund's fiscal year, financial markets experienced a severe correction, followed by a substantial rebound during the final three months of the period. During the reporting period's first half, concerns about the collapsing U.S. housing market spread into global financial markets, particularly following Lehman Brothers' September 2008 bankruptcy. Subsequently, the global economic growth outlook was cut dramatically, with many developed countries experiencing official recessionary conditions. Largely as a result, from May 2008 through early March 2009, global equity markets plummeted, with the Standard & Poor's 500 Index (S&P 500) declining more than 50%.(4) At the same time, global monetary authorities implemented very accommodative policies by lowering short-term interest rates and providing additional financial support for the banking sector. Given the weak economic outlook, longer-term interest rates declined from just over 4% to about 2% at year-end 2008. By March 2009, the outlook shifted significantly. Prompted by unprecedented government support, at least since the 1930s, for financial markets in terms of debt guarantees and capital infusions, along with the initial conclusions from U.S. bank stress tests later in the period, financial market conditions improved during the last few months of the Fund's fiscal year. As a result, equity markets rebounded, with the S&P 500 up more than 35% from its early March lows, and the 10-year Treasury note yield jumping from 2.25% in December 2008 to 3.47% by period-end.

(4.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                Annual Report | 5

ASSET ALLOCATION
Based on Total Net Assets as of 5/31/09

                                  (BAR CHART)

Corporate Bonds                             91.2%
Senior Floating Rate Interests               2.0%
Convertible Preferred Stocks                 0.7%
Preferred & Common Stocks                    0.2%
Short-Term Investments & Other Net Assets    5.9%

In this volatile environment, the high yield market followed a similar path. As risk aversion increased and the economic picture worsened, high yield corporate bonds had their worst ever annual performance in 2008 with a -26.17% return as measured by the CS High Yield Index.(1) However, as credit market conditions began to recover in 2009 and investors seemed attracted to the high yields offered by the asset class, the high yield market rebounded sharply in 2009, with a year-to-date return of +22.81%.(1) Overall, the yield spread over U.S. Treasury securities was 6.4 percentage points in May 2008, widened to 18.2 percentage points in November, then declined to 10.7 percentage points by May 2009.(5)

INVESTMENT STRATEGY

We are disciplined, fundamental investors who mainly rely on our analysts' in-depth industry expertise to evaluate companies. We examine sectors and individual securities in detail. When evaluating an issuer's creditworthiness, we consider the issuer's experience, managerial strength, sensitivity to economic conditions, credit rating, and current and prospective financial condition.

MANAGER'S DISCUSSION

Although Franklin High Income Fund declined over the past fiscal year, it was able to perform better than its Lipper peer group.(6) Going into the market downturn, the Fund's somewhat lower exposure to the more distressed and defaulted portions of the high yield market contributed to relative performance given the underperformance of those categories during the Fund's fiscal year. We sought to add exposure to certain more-distressed issues as valuations cheapened at the end of 2008 and into 2009. Overall, our positioning allowed the Fund to perform comparably with the peer group during the significant calendar year-to-date high yield market rebound.

Our weightings in several industries also helped the Fund's performance relative to its peers during the fiscal year. For example, the Fund had an overweighted exposure to the financials sector, including holdings in investment grade issuers and auto finance company GMAC.(7) Although facing significant pressure in fall

(5.) Source: Credit Suisse.

(6.) The Fund's peer group comprises some of the mutual funds found within the Lipper High Current Yield Funds Classification Average. See footnote 1 for a description of the Lipper Average.

(7.) The financials sector comprises banks, diversified financials and real estate in the SOI.


                               6 | Annual Report

2008, financial issuers rebounded strongly over the past several months, which contributed to the Fund's performance. Given its defensive nature, the food and beverage industry performed better than the overall market during the 12 months under review.(8) As a result, the Fund's overweighted industry exposure helped performance relative to the peer group. Finally, given its cyclical characteristics and declining volumes for many segments, the paper and forest products industry underperformed the overall market; therefore, the Fund's lower industry exposure contributed to relative results.(9)

On the other hand, certain industry positioning hindered the Fund's relative performance. For example, the Fund's heavier exposure to the media industry, which was particularly hard hit by an advertising slowdown, negatively impacted results. In addition, the defensive food retailing industry performed significantly better than the high yield market over the 12-month reporting period; therefore, the Fund's underweighted position hurt relative performance.(10)

The Fund experienced defaults on some holdings in 2009; however, price performance for certain of these issues actually rose subsequent to default as investors seemed to become more hopeful about recovery prospects for some companies and industries given higher equity valuations. Although credit conditions improved dramatically in 2009's first few months, the outlook for corporate credit fundamentals for the remainder of the year remained challenging. Consequently, default rates were expected to continue to rise and remain elevated. In addition, high yield bonds will likely continue to be impacted by equity market volatility. Nonetheless, at period-end, valuations remained cheap relative to historical averages and appeared to price in expectations for higher defaults. Particularly following the high yield market's rally in early 2009, we believe security selection will be a key driver for relative performance, and we remain focused on leveraging our in-house group of credit analysts for credit issuer recommendations.

TOP 10 HOLDINGS BY ISSUER*
5/31/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY                           NET ASSETS
---------------                           ----------
Ford Motor Credit Co. LLC                    2.1%
   AUTOMOBILES & COMPONENTS
HCA Inc.                                     2.1%
   HEALTH CARE EQUIPMENT & SERVICES
CCH II LLC                                   1.7%
   MEDIA
Intelsat Subsidiary Holding Co. Ltd.
(Bermuda)                                    1.6%
   TELECOMMUNICATION SERVICES
Chesapeake Energy Corp.                      1.5%
   ENERGY
GMAC LLC                                     1.5%
   DIVERSIFIED FINANCIALS
Qwest Communications International Inc.      1.4%
   TELECOMMUNICATION SERVICES
NRG Energy Inc.                              1.3%
   UTILITIES
Texas Competitive Electric
Holdings Co. LLC                             1.3%
   UTILITIES
Host Hotels & Resorts LP                     1.2%
   CONSUMER SERVICES

* Securities are listed by issuer, which may appear by another name in the SOI.

(8.) The food and beverage industry is part of commercial and professional services; and food, beverage and tobacco in the SOI.

(9.) The paper and forest products industry is part of materials in the SOI.

(10.) The food retailing industry is part of food and staples retailing in the SOI.


                               Annual Report | 7

Thank you for your continued participation in Franklin High Income Fund. We look forward to serving your future investment needs.

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA

(PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha
Eric G. Takaha, CFA

Portfolio Management Team
Franklin High Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

Performance Summary as of 5/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FHAIX)                    CHANGE   5/31/09   5/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.35    $1.66     $2.01
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.1520

CLASS B (SYMBOL: FHIBX)                    CHANGE   5/31/09   5/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.34    $1.66     $2.00
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.1436

CLASS C (SYMBOL: FCHIX)                    CHANGE   5/31/09   5/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.35    $1.67     $2.02
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.1436

CLASS R (SYMBOL: FHIRX)                    CHANGE   5/31/09   5/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.34    $1.68     $2.02
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.1457

ADVISOR CLASS (SYMBOL: FVHIX)              CHANGE   5/31/09   5/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$0.35    $1.66     $2.01
DISTRIBUTIONS (6/1/08-5/31/09)
Dividend Income                  $0.1541

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    5-YEAR         10-YEAR
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                        -9.23%   +21.11%        +48.81%
Average Annual Total Return(2)                   -13.12%    +3.00%         +3.60%
Value of $10,000 Investment(3)                  $ 8,688   $11,595        $14,245
Avg. Ann. Total Return (6/30/09)(4)               -7.90%    +3.31%         +3.91%
   Distribution Rate(5)                  7.98%
   30-Day Standardized Yield(6)          9.89%
   Total Annual Operating Expenses(7)    0.76%


                               Annual Report | 9

CLASS B                                          1-YEAR    5-YEAR         10-YEAR
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                        -9.21%   +18.21%        +42.42%
Average Annual Total Return(2)                   -12.53%    +3.11%         +3.60%
Value of $10,000 Investment(3)                  $ 8,747   $11,656        $14,242
Avg. Ann. Total Return (6/30/09)(4)               -7.65%    +3.30%         +3.91%
   Distribution Rate(5)                  7.88%
   30-Day Standardized Yield(6)          9.79%
   Total Annual Operating Expenses(7)    1.27%

CLASS C                                          1-YEAR    5-YEAR         10-YEAR
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                        -9.65%   +17.97%        +41.23%
Average Annual Total Return(2)                   -10.48%    +3.36%         +3.51%
Value of $10,000 Investment(3)                  $ 8,952   $11,797        $14,123
Avg. Ann. Total Return (6/30/09)(4)               -4.97%    +3.66%         +3.82%
   Distribution Rate(5)                  7.83%
   30-Day Standardized Yield(6)          9.81%
   Total Annual Operating Expenses(7)    1.27%

CLASS R                                          1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                        -9.01%   +19.47%        +53.96%
Average Annual Total Return(2)                    -9.01%    +3.62%         +6.00%
Value of $10,000 Investment(3)                  $ 9,099   $11,947        $15,396
Avg. Ann. Total Return (6/30/09)(4)               -3.92%    +3.92%         +4.06%
Distribution Rate(5)                     7.93%
   30-Day Standardized Yield(6)          9.94%
   Total Annual Operating Expenses(7)    1.12%

ADVISOR CLASS                                    1-YEAR    5-YEAR         10-YEAR
-------------                                   -------   -------   ------------------
Cumulative Total Return(1)                        -9.12%   +21.95%        +50.81%
Average Annual Total Return(2)                    -9.12%    +4.05%         +4.19%
Value of $10,000 Investment(3)                  $ 9,088   $12,195        $15,081
Avg. Ann. Total Return (6/30/09)(4)               -3.51%    +4.36%         +4.51%
   Distribution Rate(5)                  8.46%
   30-Day Standardized Yield(6)         10.48%
   Total Annual Operating Expenses(7)    0.62%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/1/99-5/31/09)

                               (PERFORMANCE GRAPH)

                                                      LIPPER HIGH
                                                     CURRENT YIELD
                   FRANKLIN                              FUNDS
                  HIGH INCOME      CREDIT SUISSE    CLASSIFICATION
     DATE       FUND - CLASS A   HIGH YIELD INDEX       AVERAGE
-------------   --------------   ----------------   --------------
     6/1/1999      $ 9,573           $10,000           $10,000
    6/30/1999      $ 9,580           $10,005           $10,010
    7/31/1999      $ 9,588           $10,010           $10,022
    8/31/1999      $ 9,413           $ 9,921           $ 9,927
    9/30/1999      $ 9,310           $ 9,845           $ 9,884
   10/31/1999      $ 9,280           $ 9,796           $ 9,876
   11/30/1999      $ 9,475           $ 9,930           $10,049
   12/31/1999      $ 9,483           $10,050           $10,186
    1/31/2000      $ 9,377           $10,009           $10,149
    2/29/2000      $ 9,423           $10,072           $10,251
    3/31/2000      $ 9,236           $ 9,920           $10,106
    4/30/2000      $ 9,244           $ 9,906           $10,077
    5/31/2000      $ 9,094           $ 9,747           $ 9,923
    6/30/2000      $ 9,341           $ 9,965           $10,126
    7/31/2000      $ 9,389           $10,059           $10,179
    8/31/2000      $ 9,479           $10,126           $10,250
    9/30/2000      $ 9,323           $10,033           $10,120
   10/31/2000      $ 9,033           $ 9,721           $ 9,812
   11/30/2000      $ 8,614           $ 9,338           $ 9,368
   12/31/2000      $ 8,784           $ 9,526           $ 9,576
    1/31/2001      $ 9,380           $10,097           $10,180
    2/28/2001      $ 9,466           $10,199           $10,228
    3/31/2001      $ 9,205           $ 9,996           $ 9,972
    4/30/2001      $ 9,074           $ 9,893           $ 9,887
    5/31/2001      $ 9,251           $10,091           $10,009
    6/30/2001      $ 8,983           $ 9,934           $ 9,779
    7/31/2001      $ 9,104           $10,041           $ 9,844
    8/31/2001      $ 9,227           $10,181           $ 9,930
    9/30/2001      $ 8,526           $ 9,539           $ 9,309
   10/31/2001      $ 8,789           $ 9,757           $ 9,530
   11/30/2001      $ 9,102           $10,072           $ 9,832
   12/31/2001      $ 9,040           $10,079           $ 9,814
    1/31/2002      $ 9,120           $10,173           $ 9,863
    2/28/2002      $ 8,962           $10,101           $ 9,742
    3/31/2002      $ 9,189           $10,332           $ 9,936
    4/30/2002      $ 9,311           $10,496           $10,035
    5/31/2002      $ 9,188           $10,459           $ 9,958
    6/30/2002      $ 8,519           $10,095           $ 9,466
    7/31/2002      $ 8,195           $ 9,806           $ 9,143
    8/31/2002      $ 8,270           $ 9,933           $ 9,282
    9/30/2002      $ 8,143           $ 9,811           $ 9,141
   10/31/2002      $ 8,066           $ 9,751           $ 9,114
   11/30/2002      $ 8,662           $10,267           $ 9,618
   12/31/2002      $ 8,730           $10,391           $ 9,714
    1/31/2003      $ 8,956           $10,674           $ 9,911
    2/28/2003      $ 9,025           $10,832           $10,043
    3/31/2003      $ 9,351           $11,109           $10,275
    4/30/2003      $10,001           $11,676           $10,772
    5/31/2003      $10,169           $11,845           $10,901
    6/30/2003      $10,506           $12,191           $11,176
    7/31/2003      $10,462           $12,093           $11,063
    8/31/2003      $10,639           $12,228           $11,198
    9/30/2003      $10,983           $12,562           $11,474
   10/31/2003      $11,331           $12,818           $11,706
   11/30/2003      $11,458           $12,994           $11,854
   12/31/2003      $11,811           $13,295           $12,135
    1/31/2004      $11,995           $13,552           $12,328
    2/29/2004      $12,010           $13,558           $12,298
    3/31/2004      $12,024           $13,649           $12,360
    4/30/2004      $11,980           $13,629           $12,299
    5/31/2004      $11,762           $13,415           $12,110
    6/30/2004      $11,952           $13,623           $12,277
    7/31/2004      $12,085           $13,797           $12,401
    8/31/2004      $12,337           $14,022           $12,609
    9/30/2004      $12,531           $14,235           $12,783
   10/31/2004      $12,786           $14,479           $13,013
   11/30/2004      $12,922           $14,664           $13,173
   12/31/2004      $13,180           $14,884           $13,359
    1/31/2005      $13,134           $14,881           $13,332
    2/28/2005      $13,395           $15,078           $13,518
    3/31/2005      $12,978           $14,718           $13,156
    4/30/2005      $12,807           $14,573           $13,008
    5/31/2005      $13,073           $14,752           $13,206
    6/30/2005      $13,277           $14,998           $13,419
    7/31/2005      $13,546           $15,203           $13,633
    8/31/2005      $13,562           $15,282           $13,699
    9/30/2005      $13,450           $15,134           $13,601
   10/31/2005      $13,337           $14,992           $13,482
   11/30/2005      $13,483           $15,095           $13,604
   12/31/2005      $13,695           $15,220           $13,725
    1/31/2006      $13,842           $15,416           $13,905
    2/28/2006      $13,991           $15,571           $14,026
    3/31/2006      $14,007           $15,692           $14,082
    4/30/2006      $14,024           $15,797           $14,180
    5/31/2006      $13,973           $15,841           $14,138
    6/30/2006      $13,922           $15,752           $14,068
    7/31/2006      $14,007           $15,887           $14,177
    8/31/2006      $14,229           $16,108           $14,365
    9/30/2006      $14,385           $16,309           $14,528
   10/31/2006      $14,610           $16,534           $14,733
   11/30/2006      $14,836           $16,834           $14,954
   12/31/2006      $14,959           $17,034           $15,120
    1/31/2007      $15,118           $17,230           $15,276
    2/28/2007      $15,349           $17,496           $15,474
    3/31/2007      $15,367           $17,547           $15,516
    4/30/2007      $15,600           $17,795           $15,716
    5/31/2007      $15,691           $17,934           $15,831
    6/30/2007      $15,345           $17,660           $15,562
    7/31/2007      $14,851           $17,105           $15,072
    8/31/2007      $15,091           $17,284           $15,209
    9/30/2007      $15,480           $17,668           $15,560
   10/31/2007      $15,573           $17,807           $15,655
   11/30/2007      $15,367           $17,476           $15,314
   12/31/2007      $15,435           $17,485           $15,334
    1/31/2008      $15,226           $17,208           $15,029
    2/29/2008      $15,015           $17,018           $14,835
    3/31/2008      $15,034           $16,978           $14,790
    4/30/2008      $15,674           $17,646           $15,329
    5/31/2008      $15,694           $17,712           $15,369
    6/30/2008      $15,242           $17,285           $15,010
    7/31/2008      $15,104           $17,052           $14,793
    8/31/2008      $15,124           $17,099           $14,819
    9/30/2008      $13,942           $15,896           $13,788
   10/31/2008      $11,945           $13,377           $11,677
   11/30/2008      $11,069           $12,223           $10,756
   12/31/2008      $11,956           $12,909           $11,246
    1/31/2009      $12,557           $13,667           $11,780
    2/28/2009      $12,159           $13,387           $11,502
    3/31/2009      $12,426           $13,659           $11,671
    4/30/2009      $13,632           $15,036           $12,732
    5/31/2009      $14,245           $15,853           $13,392
Total Returns        42.45%            58.53%            33.92%

AVERAGE ANNUAL TOTAL RETURN

CLASS A   5/31/09
-------   -------
1-Year    -13.12%
5-Year     +3.00%
10-Year    +3.60%

CLASS B (6/1/99-5/31/09)

                               (PERFORMANCE GRAPH)

                                                  LIPPER HIGH
                                                 CURRENT YIELD
                FRANKLIN HIGH   CREDIT SUISSE        FUNDS
                INCOME FUND -     HIGH YIELD    CLASSIFICATION
     DATE          CLASS B          INDEX           AVERAGE
-------------   -------------   -------------   --------------
     6/1/1999      $10,000         $10,000         $10,000
    6/30/1999      $10,004         $10,005         $10,010
    7/31/1999      $ 9,969         $10,010         $10,022
    8/31/1999      $ 9,820         $ 9,921         $ 9,927
    9/30/1999      $ 9,709         $ 9,845         $ 9,884
   10/31/1999      $ 9,635         $ 9,796         $ 9,876
   11/30/1999      $ 9,832         $ 9,930         $10,049
   12/31/1999      $ 9,876         $10,050         $10,186
    1/31/2000      $ 9,761         $10,009         $10,149
    2/29/2000      $ 9,806         $10,072         $10,251
    3/31/2000      $ 9,567         $ 9,920         $10,106
    4/30/2000      $ 9,611         $ 9,906         $10,077
    5/31/2000      $ 9,451         $ 9,747         $ 9,923
    6/30/2000      $ 9,704         $ 9,965         $10,126
    7/31/2000      $ 9,750         $10,059         $10,179
    8/31/2000      $ 9,838         $10,126         $10,250
    9/30/2000      $ 9,672         $10,033         $10,120
   10/31/2000      $ 9,325         $ 9,721         $ 9,812
   11/30/2000      $ 8,887         $ 9,338         $ 9,368
   12/31/2000      $ 9,058         $ 9,526         $ 9,576
    1/31/2001      $ 9,716         $10,097         $10,180
    2/28/2001      $ 9,801         $10,199         $10,228
    3/31/2001      $ 9,527         $ 9,996         $ 9,972
    4/30/2001      $ 9,342         $ 9,893         $ 9,887
    5/31/2001      $ 9,520         $10,091         $10,009
    6/30/2001      $ 9,285         $ 9,934         $ 9,779
    7/31/2001      $ 9,407         $10,041         $ 9,844
    8/31/2001      $ 9,483         $10,181         $ 9,930
    9/30/2001      $ 8,802         $ 9,539         $ 9,309
   10/31/2001      $ 9,070         $ 9,757         $ 9,530
   11/30/2001      $ 9,388         $10,072         $ 9,832
   12/31/2001      $ 9,321         $10,079         $ 9,814
    1/31/2002      $ 9,400         $10,173         $ 9,863
    2/28/2002      $ 9,233         $10,101         $ 9,742
    3/31/2002      $ 9,463         $10,332         $ 9,936
    4/30/2002      $ 9,584         $10,496         $10,035
    5/31/2002      $ 9,454         $10,459         $ 9,958
    6/30/2002      $ 8,762         $10,095         $ 9,466
    7/31/2002      $ 8,424         $ 9,806         $ 9,143
    8/31/2002      $ 8,446         $ 9,933         $ 9,282
    9/30/2002      $ 8,365         $ 9,811         $ 9,141
   10/31/2002      $ 8,283         $ 9,751         $ 9,114
   11/30/2002      $ 8,892         $10,267         $ 9,618
   12/31/2002      $ 8,904         $10,391         $ 9,714
    1/31/2003      $ 9,186         $10,674         $ 9,911
    2/28/2003      $ 9,253         $10,832         $10,043
    3/31/2003      $ 9,583         $11,109         $10,275
    4/30/2003      $10,190         $11,676         $10,772
    5/31/2003      $10,412         $11,845         $10,901
    6/30/2003      $10,698         $12,191         $11,176
    7/31/2003      $10,705         $12,093         $11,063
    8/31/2003      $10,882         $12,228         $11,198
    9/30/2003      $11,229         $12,562         $11,474
   10/31/2003      $11,524         $12,818         $11,706
   11/30/2003      $11,705         $12,994         $11,854
   12/31/2003      $12,003         $13,295         $12,135
    1/31/2004      $12,244         $13,552         $12,328
    2/29/2004      $12,195         $13,558         $12,298
    3/31/2004      $12,205         $13,649         $12,360
    4/30/2004      $12,214         $13,629         $12,299
    5/31/2004      $11,986         $13,415         $12,110
    6/30/2004      $12,175         $13,623         $12,277
    7/31/2004      $12,245         $13,797         $12,401
    8/31/2004      $12,556         $14,022         $12,609
    9/30/2004      $12,749         $14,235         $12,783
   10/31/2004      $13,003         $14,479         $13,013
   11/30/2004      $13,136         $14,664         $13,173
   12/31/2004      $13,332         $14,884         $13,359
    1/31/2005      $13,280         $14,881         $13,332
    2/28/2005      $13,540         $15,078         $13,518
    3/31/2005      $13,111         $14,718         $13,156
    4/30/2005      $12,932         $14,573         $13,008
    5/31/2005      $13,196         $14,752         $13,206
    6/30/2005      $13,461         $14,998         $13,419
    7/31/2005      $13,664         $15,203         $13,633
    8/31/2005      $13,738         $15,282         $13,699
    9/30/2005      $13,619         $15,134         $13,601
   10/31/2005      $13,434         $14,992         $13,482
   11/30/2005      $13,641         $15,095         $13,604
   12/31/2005      $13,783         $15,220         $13,725
    1/31/2006      $13,926         $15,416         $13,905
    2/28/2006      $14,070         $15,571         $14,026
    3/31/2006      $14,081         $15,692         $14,082
    4/30/2006      $14,159         $15,797         $14,180
    5/31/2006      $14,034         $15,841         $14,138
    6/30/2006      $13,977         $15,752         $14,068
    7/31/2006      $14,058         $15,887         $14,177
    8/31/2006      $14,276         $16,108         $14,365
    9/30/2006      $14,495         $16,309         $14,528
   10/31/2006      $14,646         $16,534         $14,733
   11/30/2006      $14,867         $16,834         $14,954
   12/31/2006      $15,055         $17,034         $15,120
    1/31/2007      $15,137         $17,230         $15,276
    2/28/2007      $15,363         $17,496         $15,474
    3/31/2007      $15,374         $17,547         $15,516
    4/30/2007      $15,603         $17,795         $15,716
    5/31/2007      $15,687         $17,934         $15,831
    6/30/2007      $15,342         $17,660         $15,562
    7/31/2007      $14,848         $17,105         $15,072
    8/31/2007      $15,087         $17,284         $15,209
    9/30/2007      $15,476         $17,668         $15,560
   10/31/2007      $15,569         $17,807         $15,655
   11/30/2007      $15,364         $17,476         $15,314
   12/31/2007      $15,431         $17,485         $15,334
    1/31/2008      $15,223         $17,208         $15,029
    2/29/2008      $15,013         $17,018         $14,835
    3/31/2008      $15,032         $16,978         $14,790
    4/30/2008      $15,673         $17,646         $15,329
    5/31/2008      $15,691         $17,712         $15,369
    6/30/2008      $15,240         $17,285         $15,010
    7/31/2008      $15,101         $17,052         $14,793
    8/31/2008      $15,120         $17,099         $14,819
    9/30/2008      $13,938         $15,896         $13,788
   10/31/2008      $11,942         $13,377         $11,677
   11/30/2008      $11,067         $12,223         $10,756
   12/31/2008      $11,953         $12,909         $11,246
    1/31/2009      $12,553         $13,667         $11,780
    2/28/2009      $12,155         $13,387         $11,502
    3/31/2009      $12,422         $13,659         $11,671
    4/30/2009      $13,628         $15,036         $12,732
    5/31/2009      $14,242         $15,853         $13,392
Total Returns        42.42%          58.53%          33.92%

AVERAGE ANNUAL TOTAL RETURN

CLASS B   5/31/09
-------   -------
1-Year    -12.53%
5-Year     +3.11%
10-Year    +3.60%


                               Annual Report | 11

CLASS C (6/1/99-5/31/09)

                               (PERFORMANCE GRAPH)

                                                  LIPPER HIGH
                                                 CURRENT YIELD
                FRANKLIN HIGH   CREDIT SUISSE        FUNDS
                INCOME FUND -     HIGH YIELD    CLASSIFICATION
     DATE          CLASS C          INDEX           AVERAGE
-------------   -------------   -------------   --------------
     6/1/1999      $10,000         $10,000         $10,000
    6/30/1999      $10,004         $10,005         $10,010
    7/31/1999      $ 9,969         $10,010         $10,022
    8/31/1999      $ 9,821         $ 9,921         $ 9,927
    9/30/1999      $ 9,710         $ 9,845         $ 9,884
   10/31/1999      $ 9,637         $ 9,796         $ 9,876
   11/30/1999      $ 9,834         $ 9,930         $10,049
   12/31/1999      $ 9,877         $10,050         $10,186
    1/31/2000      $ 9,763         $10,009         $10,149
    2/29/2000      $ 9,808         $10,072         $10,251
    3/31/2000      $ 9,570         $ 9,920         $10,106
    4/30/2000      $ 9,614         $ 9,906         $10,077
    5/31/2000      $ 9,454         $ 9,747         $ 9,923
    6/30/2000      $ 9,706         $ 9,965         $10,126
    7/31/2000      $ 9,752         $10,059         $10,179
    8/31/2000      $ 9,840         $10,126         $10,250
    9/30/2000      $ 9,675         $10,033         $10,120
   10/31/2000      $ 9,329         $ 9,721         $ 9,812
   11/30/2000      $ 8,894         $ 9,338         $ 9,368
   12/31/2000      $ 9,064         $ 9,526         $ 9,576
    1/31/2001      $ 9,719         $10,097         $10,180
    2/28/2001      $ 9,804         $10,199         $10,228
    3/31/2001      $ 9,531         $ 9,996         $ 9,972
    4/30/2001      $ 9,347         $ 9,893         $ 9,887
    5/31/2001      $ 9,525         $10,091         $10,009
    6/30/2001      $ 9,291         $ 9,934         $ 9,779
    7/31/2001      $ 9,412         $10,041         $ 9,844
    8/31/2001      $ 9,487         $10,181         $ 9,930
    9/30/2001      $ 8,808         $ 9,539         $ 9,309
   10/31/2001      $ 9,075         $ 9,757         $ 9,530
   11/30/2001      $ 9,392         $10,072         $ 9,832
   12/31/2001      $ 9,325         $10,079         $ 9,814
    1/31/2002      $ 9,403         $10,173         $ 9,863
    2/28/2002      $ 9,238         $10,101         $ 9,742
    3/31/2002      $ 9,467         $10,332         $ 9,936
    4/30/2002      $ 9,587         $10,496         $10,035
    5/31/2002      $ 9,457         $10,459         $ 9,958
    6/30/2002      $ 8,769         $10,095         $ 9,466
    7/31/2002      $ 8,433         $ 9,806         $ 9,143
    8/31/2002      $ 8,454         $ 9,933         $ 9,282
    9/30/2002      $ 8,373         $ 9,811         $ 9,141
   10/31/2002      $ 8,240         $ 9,751         $ 9,114
   11/30/2002      $ 8,899         $10,267         $ 9,618
   12/31/2002      $ 8,910         $10,391         $ 9,714
    1/31/2003      $ 9,191         $10,674         $ 9,911
    2/28/2003      $ 9,258         $10,832         $10,043
    3/31/2003      $ 9,585         $11,109         $10,275
    4/30/2003      $10,244         $11,676         $10,772
    5/31/2003      $10,410         $11,845         $10,901
    6/30/2003      $10,749         $12,191         $11,176
    7/31/2003      $10,700         $12,093         $11,063
    8/31/2003      $10,875         $12,228         $11,198
    9/30/2003      $11,220         $12,562         $11,474
   10/31/2003      $11,513         $12,818         $11,706
   11/30/2003      $11,694         $12,994         $11,854
   12/31/2003      $11,990         $13,295         $12,135
    1/31/2004      $12,230         $13,552         $12,328
    2/29/2004      $12,239         $13,558         $12,298
    3/31/2004      $12,248         $13,649         $12,360
    4/30/2004      $12,199         $13,629         $12,299
    5/31/2004      $11,972         $13,415         $12,110
    6/30/2004      $12,160         $13,623         $12,277
    7/31/2004      $12,288         $13,797         $12,401
    8/31/2004      $12,538         $14,022         $12,609
    9/30/2004      $12,729         $14,235         $12,783
   10/31/2004      $12,982         $14,479         $13,013
   11/30/2004      $13,114         $14,664         $13,173
   12/31/2004      $13,369         $14,884         $13,359
    1/31/2005      $13,256         $14,881         $13,332
    2/28/2005      $13,575         $15,078         $13,518
    3/31/2005      $13,149         $14,718         $13,156
    4/30/2005      $12,971         $14,573         $13,008
    5/31/2005      $13,233         $14,752         $13,206
    6/30/2005      $13,433         $14,998         $13,419
    7/31/2005      $13,698         $15,203         $13,633
    8/31/2005      $13,709         $15,282         $13,699
    9/30/2005      $13,590         $15,134         $13,601
   10/31/2005      $13,471         $14,992         $13,482
   11/30/2005      $13,612         $15,095         $13,604
   12/31/2005      $13,819         $15,220         $13,725
    1/31/2006      $13,961         $15,416         $13,905
    2/28/2006      $14,104         $15,571         $14,026
    3/31/2006      $14,114         $15,692         $14,082
    4/30/2006      $14,125         $15,797         $14,180
    5/31/2006      $14,068         $15,841         $14,138
    6/30/2006      $14,012         $15,752         $14,068
    7/31/2006      $14,092         $15,887         $14,177
    8/31/2006      $14,309         $16,108         $14,365
    9/30/2006      $14,457         $16,309         $14,528
   10/31/2006      $14,676         $16,534         $14,733
   11/30/2006      $14,896         $16,834         $14,954
   12/31/2006      $15,012         $17,034         $15,120
    1/31/2007      $15,164         $17,230         $15,276
    2/28/2007      $15,388         $17,496         $15,474
    3/31/2007      $15,400         $17,547         $15,516
    4/30/2007      $15,626         $17,795         $15,716
    5/31/2007      $15,710         $17,934         $15,831
    6/30/2007      $15,358         $17,660         $15,562
    7/31/2007      $14,859         $17,105         $15,072
    8/31/2007      $15,090         $17,284         $15,209
    9/30/2007      $15,471         $17,668         $15,560
   10/31/2007      $15,631         $17,807         $15,655
   11/30/2007      $15,346         $17,476         $15,314
   12/31/2007      $15,408         $17,485         $15,334
    1/31/2008      $15,195         $17,208         $15,029
    2/29/2008      $14,979         $17,018         $14,835
    3/31/2008      $14,991         $16,978         $14,790
    4/30/2008      $15,619         $17,646         $15,329
    5/31/2008      $15,632         $17,712         $15,369
    6/30/2008      $15,177         $17,285         $15,010
    7/31/2008      $15,034         $17,052         $14,793
    8/31/2008      $15,125         $17,099         $14,819
    9/30/2008      $13,871         $15,896         $13,788
   10/31/2008      $11,891         $13,377         $11,677
   11/30/2008      $11,020         $12,223         $10,756
   12/31/2008      $11,891         $12,909         $11,246
    1/31/2009      $12,479         $13,667         $11,780
    2/28/2009      $12,081         $13,387         $11,502
    3/31/2009      $12,256         $13,659         $11,671
    4/30/2009      $13,524         $15,036         $12,732
    5/31/2009      $14,123         $15,853         $13,392
Total Returns        41.23%          58.53%          33.92%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   5/31/09
-------   -------
1-Year    -10.48%
5-Year     +3.36%
10-Year    +3.51%

CLASS R (1/1/02-5/31/09)

                               (PERFORMANCE GRAPH)

                                                  LIPPER HIGH
                                                 CURRENT YIELD
                FRANKLIN HIGH   CREDIT SUISSE        FUNDS
                INCOME FUND -     HIGH YIELD    CLASSIFICATION
     DATE          CLASS R          INDEX           AVERAGE
-------------   -------------   -------------   --------------
     1/1/2002      $10,000         $10,000         $10,000
    1/31/2002      $10,036         $10,093         $10,050
    2/28/2002      $ 9,859         $10,022         $ 9,926
    3/31/2002      $10,159         $10,252         $10,124
    4/30/2002      $10,291         $10,414         $10,225
    5/31/2002      $10,152         $10,378         $10,146
    6/30/2002      $ 9,414         $10,016         $ 9,645
    7/31/2002      $ 9,054         $ 9,730         $ 9,316
    8/31/2002      $ 9,079         $ 9,856         $ 9,458
    9/30/2002      $ 8,992         $ 9,734         $ 9,314
   10/31/2002      $ 8,849         $ 9,675         $ 9,286
   11/30/2002      $ 9,557         $10,186         $ 9,800
   12/31/2002      $ 9,571         $10,310         $ 9,898
    1/31/2003      $ 9,874         $10,591         $10,099
    2/28/2003      $ 9,946         $10,747         $10,233
    3/31/2003      $10,300         $11,022         $10,469
    4/30/2003      $11,009         $11,585         $10,976
    5/31/2003      $11,188         $11,752         $11,108
    6/30/2003      $11,555         $12,096         $11,388
    7/31/2003      $11,504         $11,998         $11,273
    8/31/2003      $11,694         $12,132         $11,410
    9/30/2003      $12,066         $12,464         $11,691
   10/31/2003      $12,383         $12,718         $11,928
   11/30/2003      $12,640         $12,893         $12,079
   12/31/2003      $12,960         $13,191         $12,365
    1/31/2004      $13,158         $13,446         $12,561
    2/29/2004      $13,170         $13,452         $12,531
    3/31/2004      $13,181         $13,542         $12,594
    4/30/2004      $13,129         $13,523         $12,532
    5/31/2004      $12,886         $13,310         $12,339
    6/30/2004      $13,090         $13,517         $12,509
    7/31/2004      $13,230         $13,690         $12,636
    8/31/2004      $13,501         $13,913         $12,848
    9/30/2004      $13,774         $14,124         $13,025
   10/31/2004      $14,048         $14,366         $13,260
   11/30/2004      $14,192         $14,549         $13,423
   12/31/2004      $14,402         $14,768         $13,612
    1/31/2005      $14,348         $14,765         $13,585
    2/28/2005      $14,627         $14,961         $13,774
    3/31/2005      $14,170         $14,603         $13,405
    4/30/2005      $13,979         $14,459         $13,255
    5/31/2005      $14,262         $14,637         $13,456
    6/30/2005      $14,549         $14,881         $13,673
    7/31/2005      $14,767         $15,084         $13,891
    8/31/2005      $14,849         $15,162         $13,958
    9/30/2005      $14,724         $15,016         $13,859
   10/31/2005      $14,528         $14,875         $13,737
   11/30/2005      $14,752         $14,977         $13,862
   12/31/2005      $14,905         $15,102         $13,985
    1/31/2006      $15,060         $15,296         $14,169
    2/28/2006      $15,215         $15,449         $14,292
    3/31/2006      $15,229         $15,569         $14,349
    4/30/2006      $15,315         $15,674         $14,448
    5/31/2006      $15,183         $15,717         $14,406
    6/30/2006      $15,124         $15,629         $14,334
    7/31/2006      $15,211         $15,763         $14,446
    8/31/2006      $15,447         $15,982         $14,637
    9/30/2006      $15,685         $16,181         $14,803
   10/31/2006      $15,849         $16,405         $15,012
   11/30/2006      $16,089         $16,703         $15,237
   12/31/2006      $16,292         $16,901         $15,407
    1/31/2007      $16,382         $17,095         $15,565
    2/28/2007      $16,625         $17,360         $15,768
    3/31/2007      $16,716         $17,409         $15,810
    4/30/2007      $16,886         $17,656         $16,014
    5/31/2007      $17,055         $17,794         $16,131
    6/30/2007      $16,679         $17,522         $15,857
    7/31/2007      $16,142         $16,971         $15,357
    8/31/2007      $16,395         $17,149         $15,497
    9/30/2007      $16,810         $17,530         $15,855
   10/31/2007      $16,905         $17,668         $15,952
   11/30/2007      $16,600         $17,339         $15,604
   12/31/2007      $16,748         $17,348         $15,624
    1/31/2008      $16,436         $17,073         $15,313
    2/29/2008      $16,286         $16,885         $15,116
    3/31/2008      $16,303         $16,846         $15,070
    4/30/2008      $16,986         $17,508         $15,619
    5/31/2008      $16,920         $17,574         $15,660
    6/30/2008      $16,514         $17,150         $15,295
    7/31/2008      $16,360         $16,919         $15,073
    8/31/2008      $16,376         $16,966         $15,100
    9/30/2008      $15,019         $15,772         $14,049
   10/31/2008      $12,962         $13,273         $11,898
   11/30/2008      $11,933         $12,128         $10,959
   12/31/2008      $12,878         $12,808         $11,459
    1/31/2009      $13,606         $13,560         $12,004
    2/28/2009      $13,177         $13,282         $11,720
    3/31/2009      $13,369         $13,552         $11,893
    4/30/2009      $14,745         $14,918         $12,974
    5/31/2009      $15,396         $15,729         $13,646
Total Returns        53.96%          57.29%          36.46%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    5/31/09
-------                    -------
1-Year                      -9.01%
5-Year                      +3.62%
Since Inception (1/1/02)    +6.00%


                               12 | Annual Report

ADVISOR CLASS (6/1/99-5/31/09)

                               (PERFORMANCE GRAPH)

                                                 LIPPER HIGH
                                                 CURRENT YIELD
                FRANKLIN HIGH   CREDIT SUISSE        FUNDS
                INCOME FUND -     HIGH YIELD    CLASSIFICATION
     DATE       CLASS ADVISOR       INDEX           AVERAGE
-------------   -------------   -------------   --------------
     6/1/1999      $10,000         $10,000         $10,000
    6/30/1999      $10,009         $10,005         $10,010
    7/31/1999      $10,017         $10,010         $10,022
    8/31/1999      $ 9,836         $ 9,921         $ 9,927
    9/30/1999      $ 9,729         $ 9,845         $ 9,884
   10/31/1999      $ 9,699         $ 9,796         $ 9,876
   11/30/1999      $ 9,904         $ 9,930         $10,049
   12/31/1999      $ 9,913         $10,050         $10,186
    1/31/2000      $ 9,803         $10,009         $10,149
    2/29/2000      $ 9,893         $10,072         $10,251
    3/31/2000      $ 9,659         $ 9,920         $10,106
    4/30/2000      $ 9,668         $ 9,906         $10,077
    5/31/2000      $ 9,512         $ 9,747         $ 9,923
    6/30/2000      $ 9,772         $ 9,965         $10,126
    7/31/2000      $ 9,823         $10,059         $10,179
    8/31/2000      $ 9,918         $10,126         $10,250
    9/30/2000      $ 9,756         $10,033         $10,120
   10/31/2000      $ 9,454         $ 9,721         $ 9,812
   11/30/2000      $ 9,017         $ 9,338         $ 9,368
   12/31/2000      $ 9,196         $ 9,526         $ 9,576
    1/31/2001      $ 9,821         $10,097         $10,180
    2/28/2001      $ 9,957         $10,199         $10,228
    3/31/2001      $ 9,639         $ 9,996         $ 9,972
    4/30/2001      $ 9,503         $ 9,893         $ 9,887
    5/31/2001      $ 9,689         $10,091         $10,009
    6/30/2001      $ 9,409         $ 9,934         $ 9,779
    7/31/2001      $ 9,537         $10,041         $ 9,844
    8/31/2001      $ 9,667         $10,181         $ 9,930
    9/30/2001      $ 8,981         $ 9,539         $ 9,309
   10/31/2001      $ 9,259         $ 9,757         $ 9,530
   11/30/2001      $ 9,539         $10,072         $ 9,832
   12/31/2001      $ 9,475         $10,079         $ 9,814
    1/31/2002      $ 9,560         $10,173         $ 9,863
    2/28/2002      $ 9,395         $10,101         $ 9,742
    3/31/2002      $ 9,685         $10,332         $ 9,936
    4/30/2002      $ 9,814         $10,496         $10,035
    5/31/2002      $ 9,686         $10,459         $ 9,958
    6/30/2002      $ 8,935         $10,095         $ 9,466
    7/31/2002      $ 8,595         $ 9,806         $ 9,143
    8/31/2002      $ 8,675         $ 9,933         $ 9,282
    9/30/2002      $ 8,542         $ 9,811         $ 9,141
   10/31/2002      $ 8,462         $ 9,751         $ 9,114
   11/30/2002      $ 9,143         $10,267         $ 9,618
   12/31/2002      $ 9,161         $10,391         $ 9,714
    1/31/2003      $ 9,400         $10,674         $ 9,911
    2/28/2003      $ 9,529         $10,832         $10,043
    3/31/2003      $ 9,816         $11,109         $10,275
    4/30/2003      $10,500         $11,676         $10,772
    5/31/2003      $10,677         $11,845         $10,901
    6/30/2003      $11,032         $12,191         $11,176
    7/31/2003      $10,987         $12,093         $11,063
    8/31/2003      $11,233         $12,228         $11,198
    9/30/2003      $11,536         $12,562         $11,474
   10/31/2003      $11,904         $12,818         $11,706
   11/30/2003      $12,097         $12,994         $11,854
   12/31/2003      $12,410         $13,295         $12,135
    1/31/2004      $12,605         $13,552         $12,328
    2/29/2004      $12,621         $13,558         $12,298
    3/31/2004      $12,638         $13,649         $12,360
    4/30/2004      $12,594         $13,629         $12,299
    5/31/2004      $12,366         $13,415         $12,110
    6/30/2004      $12,567         $13,623         $12,277
    7/31/2004      $12,708         $13,797         $12,401
    8/31/2004      $12,975         $14,022         $12,609
    9/30/2004      $13,243         $14,235         $12,783
   10/31/2004      $13,513         $14,479         $13,013
   11/30/2004      $13,658         $14,664         $13,173
   12/31/2004      $13,867         $14,884         $13,359
    1/31/2005      $13,821         $14,881         $13,332
    2/28/2005      $14,097         $15,078         $13,518
    3/31/2005      $13,659         $14,718         $13,156
    4/30/2005      $13,481         $14,573         $13,008
    5/31/2005      $13,762         $14,752         $13,206
    6/30/2005      $13,979         $14,998         $13,419
    7/31/2005      $14,264         $15,203         $13,633
    8/31/2005      $14,282         $15,282         $13,699
    9/30/2005      $14,166         $15,134         $13,601
   10/31/2005      $14,049         $14,992         $13,482
   11/30/2005      $14,273         $15,095         $13,604
   12/31/2005      $14,430         $15,220         $13,725
    1/31/2006      $14,587         $15,416         $13,905
    2/28/2006      $14,746         $15,571         $14,026
    3/31/2006      $14,764         $15,692         $14,082
    4/30/2006      $14,784         $15,797         $14,180
    5/31/2006      $14,733         $15,841         $14,138
    6/30/2006      $14,681         $15,752         $14,068
    7/31/2006      $14,773         $15,887         $14,177
    8/31/2006      $15,010         $16,108         $14,365
    9/30/2006      $15,175         $16,309         $14,528
   10/31/2006      $15,415         $16,534         $14,733
   11/30/2006      $15,656         $16,834         $14,954
   12/31/2006      $15,786         $17,034         $15,120
    1/31/2007      $15,955         $17,230         $15,276
    2/28/2007      $16,200         $17,496         $15,474
    3/31/2007      $16,221         $17,547         $15,516
    4/30/2007      $16,469         $17,795         $15,716
    5/31/2007      $16,566         $17,934         $15,831
    6/30/2007      $16,202         $17,660         $15,562
    7/31/2007      $15,682         $17,105         $15,072
    8/31/2007      $16,015         $17,284         $15,209
    9/30/2007      $16,427         $17,668         $15,560
   10/31/2007      $16,529         $17,807         $15,655
   11/30/2007      $16,234         $17,476         $15,314
   12/31/2007      $16,309         $17,485         $15,334
    1/31/2008      $16,090         $17,208         $15,029
    2/29/2008      $15,870         $17,018         $14,835
    3/31/2008      $15,893         $16,978         $14,790
    4/30/2008      $16,572         $17,646         $15,329
    5/31/2008      $16,595         $17,712         $15,369
    6/30/2008      $16,119         $17,285         $15,010
    7/31/2008      $15,975         $17,052         $14,793
    8/31/2008      $16,081         $17,099         $14,819
    9/30/2008      $14,748         $15,896         $13,788
   10/31/2008      $12,637         $13,377         $11,677
   11/30/2008      $11,712         $12,223         $10,756
   12/31/2008      $12,651         $12,909         $11,246
    1/31/2009      $13,287         $13,667         $11,780
    2/28/2009      $12,867         $13,387         $11,502
    3/31/2009      $13,151         $13,659         $11,671
    4/30/2009      $14,429         $15,036         $12,732
    5/31/2009      $15,081         $15,853         $13,392
Total Returns        50.81%          58.53%          33.92%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   5/31/09
-------------   -------
1-Year           -9.12%
5-Year           +4.05%
10-Year          +4.19%

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS, AND POLITICAL AND ECONOMIC UNCERTAINTY. IN ADDITION, INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     May dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 5/31/09.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Sources: (C) 2009 Morningstar; Lipper Inc. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 5/31/09, there were 460 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered.


                               Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 12/1/08      VALUE 5/31/09   PERIOD* 12/1/08-5/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,286.90              $4.62
Hypothetical (5% return before expenses)         $1,000           $1,020.89              $4.08
CLASS B
Actual                                           $1,000           $1,283.80              $7.40
Hypothetical (5% return before expenses)         $1,000           $1,018.45              $6.54
CLASS C
Actual                                           $1,000           $1,281.60              $7.45
Hypothetical (5% return before expenses)         $1,000           $1,018.40              $6.59
CLASS R
Actual                                           $1,000           $1,290.20              $6.62
Hypothetical (5% return before expenses)         $1,000           $1,019.15              $5.84
ADVISOR CLASS
Actual                                           $1,000           $1,287.60              $3.76
Hypothetical (5% return before expenses)         $1,000           $1,021.64              $3.33

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.81%; B: 1.30%; C: 1.31%; R: 1.16%; and
     Advisor: 0.66%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               Annual Report | 15

Franklin High Income Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH INCOME FUND

                                                                             YEAR ENDED MAY 31,
                                                      ---------------------------------------------------------------
CLASS A                                                  2009          2008         2007         2006         2005
-------                                               ----------    ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $     2.01    $     2.17   $     2.08   $     2.09   $     2.02
                                                      ----------    ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) .......................         0.14          0.15         0.15         0.15         0.16
   Net realized and unrealized gains (losses) .....        (0.34)        (0.15)        0.10        (0.01)        0.06
                                                      ----------    ----------   ----------   ----------   ----------
Total from investment operations ..................        (0.20)           --         0.25         0.14         0.22
                                                      ----------    ----------   ----------   ----------   ----------
Less distributions from net investment income .....        (0.15)        (0.16)       (0.16)       (0.15)       (0.15)
                                                      ----------    ----------   ----------   ----------   ----------
Redemption fees(c, d) .............................           --            --           --           --           --
                                                      ----------    ----------   ----------   ----------   ----------
Net asset value, end of year ......................   $     1.66    $     2.01   $     2.17   $     2.08   $     2.09
                                                      ==========    ==========   ==========   ==========   ==========
Total return(e) ...................................        (9.23)%        0.02%       12.29%        6.89%       11.14%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .......................................         0.78%         0.74%        0.76%        0.75%        0.74%
Net investment income .............................         8.80%         7.62%        7.33%        7.17%        7.40%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $1,811,866    $2,044,744   $2,278,898   $2,165,990   $2,233,772
Portfolio turnover rate ...........................        26.56%        31.17%       38.27%       29.26%       30.19%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                                        YEAR ENDED MAY 31,
                                                      -----------------------------------------------------
CLASS B                                                 2009       2008        2007       2006       2005
-------                                               -------    --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $  2.00    $   2.16    $   2.07   $   2.08   $   2.02
                                                      -------    --------    --------   --------   --------
Income from investment operations(a):
   Net investment income(b) .......................      0.14        0.14        0.14       0.14       0.14
   Net realized and unrealized gains (losses) .....     (0.34)      (0.15)       0.09      (0.01)      0.06
                                                      -------    --------    --------   --------   --------
Total from investment operations ..................     (0.20)      (0.01)       0.23       0.13       0.20
                                                      -------    --------    --------   --------   --------
Less distributions from net investment income .....     (0.14)      (0.15)      (0.14)     (0.14)     (0.14)
                                                      -------    --------    --------   --------   --------
Redemption fees(c, d) .............................        --          --          --         --         --
                                                      -------    --------    --------   --------   --------
Net asset value, end of year ......................   $  1.66    $   2.00    $   2.16   $   2.07   $   2.08
                                                      =======    ========    ========   ========   ========
Total return(e) ...................................     (9.21)%     (0.51)%     11.78%      6.35%     10.09%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .......................................      1.28%       1.25%       1.26%      1.25%      1.24%
Net investment income .............................      8.30%       7.11%       6.83%      6.67%      6.90%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $67,059    $114,793    $164,690   $184,076   $207,881
Portfolio turnover rate ...........................     26.56%      31.17%      38.27%     29.26%     30.19%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                                        YEAR ENDED MAY 31,
                                                      ------------------------------------------------------
CLASS C                                                 2009        2008        2007       2006       2005
-------                                               --------    --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   2.02    $   2.18    $   2.09   $   2.10   $   2.03
                                                      --------    --------    --------   --------   --------
Income from investment operations(a):
   Net investment income(b) .......................       0.14        0.15        0.14       0.14       0.15
   Net realized and unrealized gains (losses) .....      (0.35)      (0.16)       0.09      (0.01)      0.06
                                                      --------    --------    --------   --------   --------
Total from investment operations ..................      (0.21)      (0.01)       0.23       0.13       0.21
                                                      --------    --------    --------   --------   --------
Less distributions from net investment income .....      (0.14)      (0.15)      (0.14)     (0.14)     (0.14)
                                                      --------    --------    --------   --------   --------
Redemption fees(c, d) .............................         --          --          --         --         --
                                                      --------    --------    --------   --------   --------
Net asset value, end of year ......................   $   1.67    $   2.02    $   2.18   $   2.09   $   2.10
                                                      ========    ========    ========   ========   ========
Total return(e) ...................................      (9.65)%     (0.50)%     11.67%      6.31%     10.53%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .......................................       1.28%       1.25%       1.26%      1.25%      1.24%
Net investment income .............................       8.30%       7.11%       6.83%      6.67%      6.90%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $310,399    $332,785    $384,421   $361,701   $388,250
Portfolio turnover rate ...........................      26.56%      31.17%      38.27%     29.26%     30.19%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                                     YEAR ENDED MAY 31,
                                                      -----------------------------------------------
CLASS R                                                 2009       2008       2007     2006     2005
-------                                               -------    -------    -------   ------   ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $  2.02    $  2.19    $  2.09   $ 2.10   $ 2.03
                                                      -------    -------    -------   ------   ------
Income from investment operations(a):
   Net investment income(b) .......................      0.14       0.15       0.15     0.14     0.15
   Net realized and unrealized gains (losses) .....     (0.33)     (0.17)      0.10    (0.01)    0.06
                                                      -------    -------    -------   ------   ------
Total from investment operations ..................     (0.19)     (0.02)      0.25     0.13     0.21
                                                      -------    -------    -------   ------   ------
Less distributions from net investment income .....     (0.15)     (0.15)     (0.15)   (0.14)   (0.14)
                                                      -------    -------    -------   ------   ------
Redemption fees(c, d) .............................        --         --         --       --       --
                                                      -------    -------    -------   ------   ------
Net asset value, end of year ......................   $  1.68    $  2.02    $  2.19   $ 2.09   $ 2.10
                                                      =======    =======    =======   ======   ======
Total return(e) ...................................     (9.01)%    (0.79)%    12.33%    6.45%   10.68%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .......................................      1.13%      1.10%      1.11%    1.10%    1.09%
Net investment income .............................      8.45%      7.26%      6.98%    6.82%    7.05%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $42,459    $35,766    $26,671   $9,972   $5,300
Portfolio turnover rate ...........................     26.56%     31.17%     38.27%   29.26%   30.19%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                                      YEAR ENDED MAY 31,
                                                      -------------------------------------------------
ADVISOR CLASS                                           2009        2008      2007      2006      2005
-------------                                         --------    -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   2.01    $  2.17   $  2.08   $  2.09   $  2.02
                                                      --------    -------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) .......................       0.14       0.16      0.16      0.15      0.16
   Net realized and unrealized gains (losses) .....      (0.34)     (0.16)     0.09     (0.01)     0.06
                                                      --------    -------   -------   -------   -------
Total from investment operations ..................      (0.20)        --      0.25      0.14      0.22
                                                      --------    -------   -------   -------   -------
Less distributions from net investment income .....      (0.15)     (0.16)    (0.16)    (0.15)    (0.15)
                                                      --------    -------   -------   -------   -------
Redemption fees(c, d) .............................         --         --        --        --        --
                                                      --------    -------   -------   -------   -------
Net asset value, end of year ......................   $   1.66    $  2.01   $  2.17   $  2.08   $  2.09
                                                      ========    =======   =======   =======   =======
Total return ......................................      (9.12)%     0.18%    12.44%     7.06%    11.29%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .......................................       0.63%      0.60%     0.61%     0.60%     0.59%
Net investment income .............................       8.95%      7.76%     7.48%     7.32%     7.55%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $149,485    $56,656   $56,593   $43,502   $28,231
Portfolio turnover rate ...........................      26.56%     31.17%    38.27%    29.26%    30.19%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin High Income Trust

STATEMENT OF INVESTMENTS, MAY 31, 2009

                                                                                                PRINCIPAL
          FRANKLIN HIGH INCOME FUND                                               COUNTRY       AMOUNT(a)         VALUE
          -------------------------                                           --------------   -----------   --------------
   (b, c) SENIOR FLOATING RATE INTERESTS 2.0%
          CONSUMER SERVICES 0.3%
          OSI Restaurant Partners LLC (Outback),
             Pre-Funded Revolving Credit, 4.50%, 6/14/13 ..................    United States   $   600,957   $      447,713
             Term Loan B, 2.625%, 6/14/14 .................................    United States     7,101,663        5,290,739
                                                                                                             --------------
                                                                                                                  5,738,452
                                                                                                             --------------
          MATERIALS 0.8%
          Novelis Corp., US Term Loan, 3.22%, 7/07/14 .....................    United States    23,600,177       19,647,147
                                                                                                             --------------
          MEDIA 0.3%
          Univision Communications Inc., Initial Term Loan, 2.569%,
              9/29/14 .....................................................    United States    10,000,000        6,887,500
                                                                                                             --------------
          UTILITIES 0.6%
          Dynegy Holdings Inc.,
             Term L/C Facility, FRN, 6.50%, 4/02/13 .......................    United States    13,861,332       12,534,886
             Term Loan B, FRN, 6.50%, 4/02/13 .............................    United States     1,124,399        1,016,801
                                                                                                             --------------
                                                                                                                 13,551,687
                                                                                                             --------------
          TOTAL SENIOR FLOATING RATE INTERESTS (COST $ 51,677,774) ........                                      45,824,786
                                                                                                             --------------
          CORPORATE BONDS 91.2%
          AUTOMOBILES & COMPONENTS 2.8%
          Ford Motor Credit Co. LLC, senior note,
             9.75%, 9/15/10 ...............................................    United States    20,000,000       18,942,519
             9.875%, 8/10/11 ..............................................    United States    35,000,000       31,967,005
      (d) TRW Automotive Inc., senior note, 144A,
             7.00%, 3/15/14 ...............................................    United States     5,000,000        3,700,000
             7.25%, 3/15/17 ...............................................    United States    17,000,000       11,985,000
                                                                                                             --------------
                                                                                                                 66,594,524
                                                                                                             --------------
          BANKS 0.7%
      (e) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ................    United States    15,000,000       11,775,000
      (e) Wells Fargo Capital XV, pfd., 9.75%, Perpetual ..................    United States     5,000,000        4,675,000
                                                                                                             --------------
                                                                                                                 16,450,000
                                                                                                             --------------
          CAPITAL GOODS 4.1%
      (d) Allison Transmission Inc., senior note, 144A, 11.00%,
             11/01/15 .....................................................    United States    25,000,000       19,625,000
          Case New Holland Inc., senior note, 7.125%, 3/01/14 .............    United States    25,000,000       23,312,500
          L-3 Communications Corp., senior sub. note, 6.125%, 1/15/14 .....    United States    15,000,000       13,875,000
          RBS Global & Rexnord Corp.,
             senior note, 9.50%, 8/01/14 ..................................    United States    18,000,000       15,120,000
             senior sub. note, 11.75%, 8/01/16 ............................    United States     9,100,000        5,778,500
          RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 .........    United States    25,000,000       19,625,000
                                                                                                             --------------
                                                                                                                 97,336,000
                                                                                                             --------------
          COMMERCIAL & PROFESSIONAL SERVICES 2.6%
          Allied Waste North America Inc., senior note, 7.875%, 4/15/13 ...    United States    10,000,000       10,183,450
          ARAMARK Corp., senior note, 8.50%, 2/01/15 ......................    United States    25,000,000       23,968,750
   (f, g) Goss Graphic Systems Inc., senior sub. note, 12.25%,
             11/19/05 .....................................................    United States     9,053,899              905
          Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ............    United States     8,550,000        8,357,625
          JohnsonDiversey Holdings Inc., senior disc. note, 10.67%,
             5/15/13 ......................................................    United States    25,000,000       19,750,000
   (f, g) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .........    United States    10,000,000           50,000
                                                                                                             --------------
                                                                                                                 62,310,730
                                                                                                             --------------


                               Annual Report | 21

Franklin High Income Trust

                                                                                                PRINCIPAL
          FRANKLIN HIGH INCOME FUND                                               COUNTRY       AMOUNT(a)         VALUE
          -------------------------                                           --------------   -----------   --------------
          CORPORATE BONDS (CONTINUED)
          CONSUMER DURABLES & APPAREL 2.5%
          Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..................    United States   $26,000,000   $   22,620,000
          Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ............    United States    20,650,000       20,443,500
          KB Home, senior note, 6.25%, 6/15/15 ............................    United States    20,000,000       17,200,000
                                                                                                             --------------
                                                                                                                 60,263,500
                                                                                                             --------------
          CONSUMER SERVICES 6.2%
          Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 .............    United States    10,000,000        7,850,000
   (d, f) Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 ..................    United States    20,000,000        1,000,000
   (d, h) Harrah's Operating Escrow, senior secured note, 144A,
             11.25%, 6/01/17 ..............................................    United States    10,800,000       10,611,000
          Host Hotels & Resorts LP, senior note,
             K, 7.125%, 11/01/13 ..........................................    United States    19,175,000       17,928,625
             M, 7.00%, 8/15/12 ............................................    United States     7,100,000        6,851,500
             Q, 6.75%, 6/01/16 ............................................    United States     5,000,000        4,262,500
          MGM MIRAGE, senior note,
             6.625%, 7/15/15 ..............................................    United States    33,000,000       21,078,750
             6.875%, 4/01/16 ..............................................    United States    10,000,000        6,462,500
          Pinnacle Entertainment Inc., senior sub. note,
             8.25%, 3/15/12 ...............................................    United States     6,000,000        5,880,000
             8.75%, 10/01/13 ..............................................    United States    14,100,000       13,959,000
             7.50%, 6/15/15 ...............................................    United States     3,000,000        2,520,000
          Royal Caribbean Cruises Ltd.,
          senior deb., 7.25%, 3/15/18 .....................................    United States    17,000,000       12,155,000
          senior note, 6.875%, 12/01/13 ...................................    United States    10,000,000        8,350,000
          Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%,
             5/15/18 ......................................................    United States    15,000,000       12,898,200
      (f) Station Casinos Inc.,
             senior note, 6.00%, 4/01/12 ..................................    United States     9,300,000        3,394,500
             senior note, 7.75%, 8/15/16 ..................................    United States     8,200,000        2,993,000
             senior sub. note, 6.50%, 2/01/14 .............................    United States     3,400,000          119,000
             senior sub. note, 6.875%, 3/01/16 ............................    United States     8,400,000          294,000
          Universal City Development, senior note, 11.75%, 4/01/10 ........    United States    10,000,000        9,625,000
                                                                                                             --------------
                                                                                                                148,232,575
                                                                                                             --------------
          DIVERSIFIED FINANCIALS 3.7%
          Citigroup Inc., sub. note, 5.00%, 9/15/14 .......................    United States    15,000,000       13,062,630
      (d) GMAC LLC, senior note, 144A, 6.875%, 9/15/11 ....................    United States    40,000,000       35,818,120
      (e) JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual .....    United States    25,000,000       20,875,000
      (f) Lehman Brothers Holdings Inc., senior note,
             6.20%, 9/26/14 ...............................................    United States    17,000,000        2,592,500
             7.00%, 9/27/27 ...............................................    United States     8,000,000        1,220,000
          Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17 ...........    United States    15,000,000       13,755,674
                                                                                                             --------------
                                                                                                                 87,323,924
                                                                                                             --------------
          ENERGY 13.3%
          Atlas Pipeline Partners LP, senior note,
             8.125%, 12/15/15 .............................................    United States    14,000,000        8,680,000
             8.75%, 6/15/18 ...............................................    United States    11,000,000        6,765,000
          Berry Petroleum Co., senior note, 10.25%, 6/01/14 ...............    United States     7,100,000        7,002,375


                                22| Annual Report

Franklin High Income Trust

                                                                                                PRINCIPAL
          FRANKLIN HIGH INCOME FUND                                               COUNTRY       AMOUNT(a)         VALUE
          -------------------------                                           --------------   -----------   --------------
          CORPORATE BONDS (CONTINUED)
          ENERGY (CONTINUED)
          Chesapeake Energy Corp., senior note,
             9.50%, 2/15/15 ...............................................    United States   $ 5,000,000   $    4,962,500
             6.625%, 1/15/16 ..............................................    United States    10,000,000        8,625,000
             6.25%, 1/15/18 ...............................................    United States    27,600,000       22,528,500
          Compagnie Generale de Geophysique-Veritas, senior note,
             7.50%, 5/15/15 ...............................................       France        15,000,000       13,800,000
          El Paso Corp., senior note,
             12.00%, 12/12/13 .............................................    United States    10,000,000       11,050,000
             6.875%, 6/15/14 ..............................................    United States    15,000,000       14,288,610
          Mariner Energy Inc., senior note, 7.50%, 4/15/13 ................    United States    27,000,000       23,760,000
          MarkWest Energy Partners LP, senior note, 8.75%, 4/15/18 ........    United States    25,000,000       20,875,000
          Peabody Energy Corp., senior note,
             7.375%, 11/01/16 .............................................    United States     6,900,000        6,606,750
             B, 6.875%, 3/15/13 ...........................................    United States    11,700,000       11,349,000
      (d) Petrohawk Energy Corp., senior note, 144A, 10.50%,
              8/01/14 .....................................................    United States    20,000,000       20,600,000
      (d) Petroplus Finance Ltd., senior note, 144A,
             6.75%, 5/01/14 ...............................................     Switzerland     22,000,000       17,930,000
             7.00%, 5/01/17 ...............................................     Switzerland      6,400,000        5,088,000
          Plains Exploration & Production Co., senior note,
             10.00%, 3/01/16 ..............................................    United States     3,000,000        3,007,500
             7.625%, 6/01/18 ..............................................    United States    27,000,000       23,962,500
          Quicksilver Resources Inc., senior note, 8.25%, 8/01/15 .........    United States    20,000,000       16,800,000
      (d) SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18 ........    United States    25,000,000       21,250,000
          Tesoro Corp., senior note, 6.50%, 6/01/17 .......................    United States    25,000,000       20,437,500
          The Williams Cos. Inc., senior note,
             7.875%, 9/01/21 ..............................................    United States    15,000,000       14,578,005
             8.75%, 3/15/32 ...............................................    United States    13,000,000       12,509,926
                                                                                                             --------------
                                                                                                                316,456,166
                                                                                                             --------------
          FOOD & STAPLES RETAILING 1.0%
          Supervalu Inc., senior note, 8.00%, 5/01/16 .....................    United States    24,000,000       23,640,000
                                                                                                             --------------
          FOOD, BEVERAGE & TOBACCO 3.7%
          Altria Group Inc., senior bond, 9.25%, 8/06/19 ..................    United States    10,000,000       11,302,447
          Dean Foods Inc., senior note, 7.00%, 6/01/16 ....................    United States    15,000,000       14,137,500
      (d) Dole Food Co. Inc, senior note, 144A, 13.875%, 3/15/14 ..........    United States    15,000,000       16,125,000
      (d) JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ................    United States    23,000,000       22,195,000
          Reynolds American Inc., senior secured note, 7.625%, 6/01/16 ....    United States    10,000,000        9,700,000
          Smithfield Foods Inc., senior note,
             7.00%, 8/01/11 ...............................................    United States     3,900,000        3,373,500
             7.75%, 5/15/13 ...............................................    United States     1,100,000          863,500
      (d) Tyson Foods Inc., senior note, 144A, 10.50%, 3/01/14 ............    United States    10,000,000       10,650,000
                                                                                                             --------------
                                                                                                                 88,346,947
                                                                                                             --------------
          HEALTH CARE EQUIPMENT & SERVICES 7.8%
          DaVita Inc., senior sub. note, 7.25%, 3/15/15 ...................    United States    25,000,000       23,625,000
          FMC Finance III SA, senior note, 6.875%, 7/15/17 ................       Germany       15,000,000       14,400,000
      (d) Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15 ......       Germany       10,000,000       10,500,000


                               Annual Report | 23

Franklin High Income Trust

                                                                                                PRINCIPAL
          FRANKLIN HIGH INCOME FUND                                               COUNTRY       AMOUNT(a)         VALUE
          -------------------------                                           --------------   -----------   --------------
          CORPORATE BONDS (CONTINUED)
          HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
          HCA Inc.,
             senior note, 6.50%, 2/15/16 ..................................    United States   $ 6,300,000   $    4,851,000
             senior secured note, 9.125%, 11/15/14 ........................    United States    35,000,000       34,475,000
      (i)    senior secured note, PIK, 9.625%, 11/15/16 ...................    United States    10,518,753       10,098,003
          Tenet Healthcare Corp., senior note,
             7.375%, 2/01/13 ..............................................    United States     9,600,000        9,288,000
             9.875%, 7/01/14 ..............................................    United States    18,800,000       18,894,000
   (b, i) U.S. Oncology Holdings Inc., senior note, PIK, FRN,
             6.904%, 3/15/12 ..............................................    United States    27,978,000       19,025,040
          United Surgical Partners International Inc., senior sub. note,
             8.875%, 5/01/17 ..............................................    United States     8,500,000        7,288,750
      (i) PIK, 9.25%, 5/01/17 .............................................    United States    12,000,000        9,360,000
          Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
             10/01/14 .....................................................    United States    25,000,000       24,625,000
                                                                                                             --------------
                                                                                                                186,429,793
                                                                                                             --------------
          MATERIALS 9.9%
     (d)  Anglo American Capital PLC, senior note, 144A, 9.375%,
             4/08/14 ......................................................   United Kingdom    13,600,000       14,398,048
          ArcelorMittal, senior note, 9.85%, 6/01/19 ......................     Luxembourg      18,000,000       18,530,316
   (d, h) Cellu Tissue Holdings Inc., secured note, 144A, 11.50%,
             6/01/14 ......................................................    United States    17,000,000       16,745,000
          Crown Americas Inc., senior note, 7.75%, 11/15/15 ...............    United States    25,000,000       24,500,000
          Freeport-McMoRan Copper & Gold Inc., senior note,
             8.25%, 4/01/15 ...............................................    United States    10,000,000       10,045,000
             8.375%, 4/01/17 ..............................................    United States    15,000,000       14,908,560
          Huntsman International LLC, senior sub. note, 7.875%,
             11/15/14 .....................................................    United States    25,000,000       17,250,000
     (d)  Ineos Group Holdings PLC, senior secured note, 144A, 8.50%,
             2/15/16 ......................................................   United Kingdom    28,000,000        8,820,000
          Ispat Inland ULC, senior secured note, 9.75%, 4/01/14 ...........    United States     5,000,000        4,968,550
     (d)  MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ..........    United States    20,000,000       12,300,000
          Nalco Co., senior sub. note, 8.875%, 11/15/13 ...................    United States    25,000,000       25,250,000
          NewPage Corp., senior secured note, 10.00%, 5/01/12 .............    United States    25,000,000       14,125,000
          Novelis Inc., senior note, 7.25%, 2/15/15 .......................       Canada           425,000          281,563
          Owens-Brockway Glass Container Inc., senior note, 6.75%,
             12/01/14 .....................................................    United States     5,000,000        4,762,500
          Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ................    United States    20,000,000       19,000,000
          Solo Cup Co., senior sub. note, 8.50%, 2/15/14 ..................    United States    10,550,000        8,492,750
     (d)  Teck Resources Ltd., senior secured note, 144A,
             10.25%, 5/15/16 ..............................................       Canada        11,400,000       11,556,670
             10.75%, 5/15/19 ..............................................       Canada        10,200,000       10,509,233
                                                                                                             --------------
                                                                                                                236,443,190
                                                                                                             --------------
          MEDIA 9.7%
   (f, g) Callahan Nordrhein-Westfallen, senior disc. note,
             16.00%, 7/15/10 ..............................................       Germany       38,000,000            3,800
      (f) CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ............       Canada        25,000,000        7,125,000
   (f, j) CCH I Holdings LLC, senior note, 13.50%, 1/15/14 ................    United States    15,500,000          213,125
   (f, j) CCH II LLC, senior note, 10.25%, 9/15/10 ........................    United States    40,000,000       39,800,000
          CSC Holdings Inc.,
             senior deb., 7.625%, 7/15/18 .................................    United States     8,000,000        7,480,000
             senior note, 6.75%, 4/15/12 ..................................    United States     7,750,000        7,517,500
      (d)    senior note, 144A, 8.50%, 4/15/14 ............................    United States     4,000,000        4,000,000


                               24 | Annual Report

Franklin High Income Trust

                                                                                                PRINCIPAL
          FRANKLIN HIGH INCOME FUND                                               COUNTRY       AMOUNT(a)         VALUE
          -------------------------                                           --------------   -----------   --------------
          CORPORATE BONDS (CONTINUED)
          MEDIA (CONTINUED)
   (f, j) Dex Media Inc.,
             senior disc. note, 9.00%, 11/15/13 ...........................    United States   $18,300,000   $    3,019,500
             senior note, B, 8.00%, 11/15/13 ..............................    United States    24,000,000        3,960,000
          DIRECTV Holdings LLC, senior note,
             8.375%, 3/15/13 ..............................................    United States     5,000,000        5,062,500
             7.625%, 5/15/16 ..............................................    United States    15,000,000       14,587,500
          EchoStar DBS Corp., senior note,
             6.375%, 10/01/11 .............................................    United States    10,000,000        9,687,500
             7.125%, 2/01/16 ..............................................    United States    20,000,000       18,500,000
      (f) Idearc Inc., senior note, 8.00%, 11/15/16 .......................    United States    28,000,000          770,000
          Lamar Media Corp., senior sub. note,
             6.625%, 8/15/15 ..............................................    United States    17,800,000       15,219,000
             B, 6.625%, 8/15/15 ...........................................    United States    10,000,000        8,250,000
          Liberty Media Corp., senior note, 5.70%, 5/15/13 ................    United States    25,000,000       21,437,500
          LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..........    United States    20,000,000       13,950,000
          Quebecor Media Inc., senior note, 7.75%, 3/15/16 ................       Canada        27,500,000       24,543,750
          Radio One Inc., senior sub. note,
             6.375%, 2/15/13 ..............................................    United States     5,000,000        1,375,000
             B, 8.875%, 7/01/11 ...........................................    United States    10,000,000        3,825,000
   (d, i) Univision Communications Inc., senior note, 144A, PIK,
             10.50%, 3/15/15 ..............................................    United States     5,000,000        1,575,000
      (d) WMG Acquisition Corp., senior secured note, 144A, 9.50%,
             6/15/16 ......................................................    United States    19,700,000       19,847,750
                                                                                                             --------------
                                                                                                                231,749,425
                                                                                                             --------------
          REAL ESTATE 0.2%
          Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ......    United States     9,575,000        5,314,125
                                                                                                             --------------
          RETAILING 1.7%
          Dollar General Corp., senior note, 10.625%, 7/15/15 .............    United States    20,000,000       21,250,000
          Michaels Stores Inc., senior note, 10.00%, 11/01/14 .............    United States    25,000,000       18,125,000
                                                                                                             --------------
                                                                                                                 39,375,000
                                                                                                             --------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.3%
          Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 .....    United States    15,800,000        7,189,000
                                                                                                             --------------
          SOFTWARE & SERVICES 1.6%
          First Data Corp., senior note, 9.875%, 9/24/15 ..................    United States    15,000,000       10,275,000
          SunGard Data Systems Inc.,
             senior note, 9.125%, 8/15/13 .................................    United States    11,100,000       10,739,250
             senior sub. note, 10.25%, 8/15/15 ............................    United States    20,000,000       18,250,000
                                                                                                             --------------
                                                                                                                 39,264,250
                                                                                                             --------------
          TECHNOLOGY HARDWARE & EQUIPMENT 1.2%
          Celestica Inc., senior sub. note, 7.625%, 7/01/13 ...............       Canada         6,400,000        6,272,000
   (d, f) Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16 ........       Canada        20,000,000        6,400,000
          Sanmina-SCI Corp.,
   (b, d)    senior note, 144A, FRN, 4.07%, 6/15/14 .......................    United States     5,000,000        3,800,000
             senior sub. note, 6.75%, 3/01/13 .............................    United States    10,000,000        6,600,000
             senior sub. note, 8.125%, 3/01/16 ............................    United States    10,000,000        5,650,000
                                                                                                             --------------
                                                                                                                 28,722,000
                                                                                                             --------------


                               Annual Report | 25

Franklin High Income Trust

                                                                                                PRINCIPAL
          FRANKLIN HIGH INCOME FUND                                               COUNTRY       AMOUNT(a)         VALUE
          -------------------------                                           --------------   -----------   --------------
          CORPORATE BONDS (CONTINUED)
          TELECOMMUNICATION SERVICES 9.6%
      (d) CC Holdings GS V LLC, senior secured note, 144A, 7.75%,
             5/01/17 ......................................................    United States   $ 3,600,000   $    3,564,000
          Crown Castle International Corp., senior note, 9.00%,
             1/15/15 ......................................................    United States    15,000,000       15,225,000
      (d) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ..........       Jamaica       27,000,000       22,106,250
          Inmarsat Finance PLC, senior note, 10.375%, 11/15/12 ............   United Kingdom    25,000,000       25,937,500
          Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 .............       Bermuda        8,000,000        8,240,000
      (d) Intelsat Subsidiary Holding Co. Ltd., senior note, 144A,
             8.50%, 1/15/13 ...............................................       Bermuda       25,000,000       24,625,000
             8.875%, 1/15/15 ..............................................       Bermuda        5,000,000        4,925,000
      (f) Iridium LLC, senior note, D, 10.875%, 7/15/05 ...................       Bermuda       17,000,000          127,500
          MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ............    United States    25,000,000       25,218,750
          Millicom International Cellular SA, senior note, 10.00%,
             12/01/13 .....................................................     Luxembourg      20,000,000       20,500,000
          Nextel Communications Inc., senior note, D, 7.375%, 8/01/15 .....    United States    10,000,000        7,975,000
          Qwest Communications International Inc., senior note,
             7.50%, 2/15/14 ...............................................    United States    10,000,000        9,250,000
             B, 7.50%, 2/15/14 ............................................    United States    20,000,000       18,500,000
      (d) Qwest Corp., senior note, 144A, 8.375%, 5/01/16 .................    United States     6,300,000        6,221,250
   (f, g) RSL Communications PLC,
             senior discount note, 10.125%, 3/01/08 .......................   United Kingdom    44,500,000          356,000
             senior note, 12.00%, 11/01/08 ................................   United Kingdom     6,250,000           62,500
          Virgin Media Finance PLC, senior note, 8.75%, 4/15/14 ...........   United Kingdom     8,900,000        8,633,000
      (d) Wind Acquisition Finance SA, senior note, 144A, 10.75%,
             12/01/15 .....................................................        Italy        25,000,000       26,375,000
                                                                                                             --------------
                                                                                                                227,841,750
                                                                                                             --------------
          TRANSPORTATION 0.3%
      (d) Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 ..............   United Kingdom    10,000,000        6,062,500
                                                                                                             --------------
          UTILITIES 8.3%
          The AES Corp., senior note, 8.00%,
             10/15/17 .....................................................    United States    20,000,000       18,700,000
             6/01/20 ......................................................    United States     5,000,000        4,425,000
          Ameren Corp., senior note, 8.875%, 5/15/14 ......................    United States    19,600,000       20,296,388
          Aquila Inc., senior note, 11.875%, 7/01/12 ......................    United States    15,500,000       16,615,039
          Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ..............    United States    15,000,000       12,150,000
          Edison Mission Energy, senior note, 7.00%, 5/15/17 ..............    United States    25,000,000       18,250,000
          ESI Tractebel Acquisition Corp., secured note, 7.99%,
              12/30/11 ....................................................    United States     4,633,000        4,511,986
      (d) Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 ..........     Netherlands     20,000,000       19,200,000
          Mirant North America LLC, senior note, 7.375%, 12/31/13 .........    United States    21,700,000       20,886,250
          NRG Energy Inc., senior note,
             7.25%, 2/01/14 ...............................................    United States     8,500,000        8,160,000
             7.375%, 2/01/16 ..............................................    United States    20,000,000       18,875,000
             7.375%, 1/15/17 ..............................................    United States     5,000,000        4,712,500
          Texas Competitive Electric Holdings Co. LLC, senior note, A,
             10.25%, 11/01/15 .............................................    United States    50,000,000       29,875,000
                                                                                                             --------------
                                                                                                                196,657,163
                                                                                                             --------------
          TOTAL CORPORATE BONDS (COST $2,588,108,825) .....................                                   2,172,002,562
                                                                                                             --------------


                               26 | Annual Report

Franklin High Income Trust

          FRANKLIN HIGH INCOME FUND                                               COUNTRY         SHARES          VALUE
          -------------------------                                           --------------   -----------   --------------
          COMMON STOCKS 0.0%(k)
          AUTOMOBILES & COMPONENTS 0.0%(k)
   (l, m) Cambridge Industries Liquidating Trust Interest .................    United States     4,853,892   $           --
(g, l, n) Harvard Industries Inc. .........................................    United States       793,966            7,940
                                                                                                             --------------
                                                                                                                      7,940
                                                                                                             --------------
          COMMERCIAL & PROFESSIONAL SERVICES 0.0%
(l, m, n) VS Holdings Inc. ................................................    United States     1,685,375               --
                                                                                                             --------------
          TOTAL COMMON STOCKS (COST $27,223,861) ..........................                                           7,940
                                                                                                             --------------
          CONVERTIBLE PREFERRED STOCKS (COST $26,500,000) 0.7%
          UTILITIES 0.7%
          CMS Energy Trust I, 7.75%, cvt. pfd .............................    United States       530,000       17,158,008
                                                                                                             --------------
          PREFERRED STOCKS 0.2%
          BANKS 0.0%k
      (l) Freddie Mac, 8.375%, pfd., Z ....................................    United States       400,000          208,000
                                                                                                             --------------
          DIVERSIFIED FINANCIALS 0.2%
      (d) Preferred Blocker Inc., 9.00%, pfd., 144A .......................    United States         8,059        3,399,639
                                                                                                             --------------
          TOTAL PREFERRED STOCKS (COST $12,860,945) .......................                                       3,607,639
                                                                                                             --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $2,706,371,405) ........................................                                   2,238,600,935
                                                                                                             --------------
          SHORT TERM INVESTMENTS 5.0%
          MONEY MARKET FUNDS (COST $118,235,955) 4.9%
      (o) Institutional Fiduciary Trust Money Market Portfolio, 0.02% .....    United States   118,235,955      118,235,955
                                                                                                             --------------

                                                                                                PRINCIPAL
                                                                                                AMOUNT(a)
                                                                                               -----------
          REPURCHASE AGREEMENTS (COST $1,999,793) 0.1%
      (p) Joint Repurchase Agreement, 0.147%, 6/01/09
             (Maturity Value $1,999,818) ..................................    United States   $ 1,999,793        1,999,793
             Banc of America Securities LLC (Maturity Value $ 282,874)
             Barclays Capital Inc. (Maturity Value $ 282,874)
             BNP Paribas Securities Corp. (Maturity Value $ 300,535)
             Credit Suisse Securities (USA) LLC (Maturity Value $ 282,874)
             Deutsche Bank Securities Inc. (Maturity Value $ 284,913)
             HSBC Securities (USA) Inc. (Maturity Value $ 282,874)
             UBS Securities LLC (Maturity Value $ 282,874)
                Collateralized by U.S. Government Agency Securities,
                   0.90% - 5.75%, 4/08/10 - 7/10/28; (q)U.S. Treasury
                   Bills, 7/30/09; and U.S. Treasury Notes, 0.875% -
                   4.875%, 8/15/09 - 12/31/10
                                                                                                             --------------
          TOTAL INVESTMENTS (COST $2,826,607,153) 99.1% ...................                                   2,358,836,683
          OTHER ASSETS, LESS LIABILITIES 0.9% .............................                                      22,431,306
                                                                                                             --------------
          NET ASSETS 100.0% ...............................................                                  $2,381,267,989
                                                                                                             ==============


                               Annual Report | 27

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

See Abbreviations on page 43.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  See Note 1(d) regarding senior floating rate interests.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2009, the aggregate value of these securities was $433,507,460, representing 18.20% of net assets.

(e)  Perpetual securities with no stated maturity date.

(f)  See Note 8 regarding defaulted securities.

(g) Security has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2009, the aggregate value of these securities was $481,145 representing 0.02% of net assets.

(h)  Security purchased on a when-issued basis. See Note 1(c).

(i)  Income may be received in additional securities and/or cash.

(j)  See Note 11 regarding other considerations.

(k)  Rounds to less than 0.1% of net assets.

(l)  Non-income producing.

(m)  See Note 9 regarding restricted and illiquid securities.

(n)  See Note 10 regarding holdings of 5% voting securities.

(o) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(p)  See Note 1(b) regarding joint repurchase agreement.

(q)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Franklin High Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2009

                                                                                 FRANKLIN HIGH
                                                                                  INCOME FUND
                                                                                ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................................   $ 2,679,147,544
      Cost - Non-controlled affiliated issuers (Note 10) ....................        27,223,861
      Cost - Sweep Money Fund (Note 7) ......................................       118,235,955
      Cost - Repurchase agreements ..........................................         1,999,793
                                                                                ---------------
      Total cost of investments .............................................   $ 2,826,607,153
                                                                                ===============
      Value - Unaffiliated issuers ..........................................   $ 2,238,592,995
      Value - Non-controlled affiliated issuers (Note 10) ...................             7,940
      Value - Sweep Money Fund (Note 7) .....................................       118,235,955
      Value - Repurchase agreements .........................................         1,999,793
                                                                                ---------------
      Total value of investments ............................................     2,358,836,683
   Cash .....................................................................            44,867
   Receivables:
      Investment securities sold ............................................           395,997
      Capital shares sold ...................................................         9,805,178
      Interest ..............................................................        45,708,811
   Other assets .............................................................             2,944
                                                                                ---------------
         Total assets .......................................................     2,414,794,480
                                                                                ---------------
Liabilities:
   Payables:
      Investment securities purchased .......................................        28,316,195
      Capital shares redeemed ...............................................         3,318,876
      Affiliates ............................................................         1,494,528
   Accrued expenses and other liabilities ...................................           396,892
                                                                                ---------------
         Total liabilities ..................................................        33,526,491
                                                                                ---------------
            Net assets, at value ............................................   $ 2,381,267,989
                                                                                ===============
Net assets consist of:
   Paid-in capital ..........................................................   $ 3,883,052,286
   Distributions in excess of net investment income .........................        (7,600,483)
   Net unrealized appreciation (depreciation) ...............................      (467,770,470)
   Accumulated net realized gain (loss) .....................................    (1,026,413,344)
                                                                                ---------------
            Net assets, at value ............................................   $ 2,381,267,989
                                                                                ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Franklin High Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
May 31, 2009

                                                                                 FRANKLIN HIGH
                                                                                  INCOME FUND
                                                                                --------------
CLASS A:
   Net assets, at value .....................................................   $1,811,866,375
                                                                                ==============
   Shares outstanding .......................................................    1,091,273,906
                                                                                ==============
   Net asset value per share(a) .............................................   $         1.66
                                                                                ==============
   Maximum offering price per share (net asset value per share / 95.75%) ....   $         1.73
                                                                                ==============
CLASS B:
                                                                                ==============
   Net assets, at value .....................................................   $   67,058,573
                                                                                ==============
   Shares outstanding .......................................................       40,502,179
                                                                                ==============
   Net asset value and maximum offering price per share(a) ..................   $         1.66
                                                                                ==============
CLASS C:
   Net assets, at value .....................................................   $  310,399,038
                                                                                ==============
   Shares outstanding .......................................................      185,764,152
                                                                                ==============
   Net asset value and maximum offering price per share(a) ..................   $         1.67
                                                                                ==============
CLASS R:
   Net assets, at value .....................................................   $   42,458,967
                                                                                ==============
   Shares outstanding .......................................................       25,329,132
                                                                                ==============
   Net asset value and maximum offering price per share .....................   $         1.68
                                                                                ==============
ADVISOR CLASS:
   Net assets, at value .....................................................   $  149,485,036
                                                                                ==============
   Shares outstanding .......................................................       89,948,826
                                                                                ==============
   Net asset value and maximum offering price per share .....................   $         1.66
                                                                                ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Franklin High Income Trust

STATEMENT OF OPERATIONS
for the year ended May 31, 2009

                                                                                FRANKLIN HIGH
                                                                                 INCOME FUND
                                                                                -------------
Investment income:
   Dividends:
      Unaffiliated issuers ..................................................   $   2,930,031
      Sweep Money Fund (Note 7) .............................................         719,761
   Interest .................................................................     199,050,533
                                                                                -------------
         Total investment income ............................................     202,700,325
                                                                                -------------
Expenses:
   Management fees (Note 3a) ................................................       9,515,232
   Distribution fees: (Note 3c)
      Class A ...............................................................       2,540,645
      Class B ...............................................................         517,651
      Class C ...............................................................       1,761,212
      Class R ...............................................................         160,218
   Transfer agent fees (Note 3e) ............................................       3,060,661
   Custodian fees (Note 4) ..................................................          35,325
   Reports to shareholders ..................................................         265,286
   Registration and filing fees .............................................         147,592
   Professional fees ........................................................          67,523
   Trustees' fees and expenses ..............................................         116,176
   Other ....................................................................         100,924
                                                                                -------------
         Total expenses .....................................................      18,288,445
         Expense reductions (Note 4) ........................................          (9,535)
                                                                                -------------
            Net expenses ....................................................      18,278,910
                                                                                -------------
               Net investment income ........................................     184,421,415
                                                                                -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ................................    (139,105,758)
   Net change in unrealized appreciation (depreciation) on investments ......    (271,294,319)
                                                                                -------------
Net realized and unrealized gain (loss) .....................................    (410,400,077)
                                                                                -------------
Net increase (decrease) in net assets resulting from operations .............   $(225,978,662)
                                                                                =============

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 31

Franklin High Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    FRANKLIN HIGH INCOME FUND
                                                                                        YEAR ENDED MAY 31,
                                                                                --------------------------------
                                                                                     2009              2008
                                                                                ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................   $   184,421,415   $  196,757,793
      Net realized gain (loss) from investments .............................      (139,105,758)     (25,710,007)
      Net change in unrealized appreciation (depreciation) on investments ...      (271,294,319)    (188,327,872)
                                                                                ---------------   --------------
         Net increase (decrease) in net assets resulting from operations ....      (225,978,662)     (17,280,086)
                                                                                ---------------   --------------
   Distributions to shareholders from net investment income:
      Class A ...............................................................      (154,892,962)    (158,674,643)
      Class B ...............................................................        (7,086,480)      (9,703,289)
      Class C ...............................................................       (23,592,783)     (24,333,028)
      Class R ...............................................................        (2,797,570)      (2,259,223)
      Advisor Class .........................................................        (5,861,050)      (3,799,920)
                                                                                ---------------   --------------
   Total distributions to shareholders ......................................      (194,230,845)    (198,770,103)
                                                                                ---------------   --------------
   Capital share transactions: (Note 2)
      Class A ...............................................................       104,211,360      (64,393,064)
      Class B ...............................................................       (27,209,843)     (37,943,951)
      Class C ...............................................................        31,392,792      (23,405,612)
      Class R ...............................................................        12,076,300       11,368,320
      Advisor Class .........................................................        96,256,152        3,877,919
                                                                                ---------------   --------------
   Total capital share transactions .........................................       216,726,761     (110,496,388)
                                                                                ---------------   --------------
   Redemption fees ..........................................................             6,343           17,209
                                                                                ---------------   --------------
         Net increase (decrease) in net assets ..............................      (203,476,403)     326,529,368)
   Net assets:
      Beginning of year .....................................................     2,584,744,392    2,911,273,760
                                                                                ---------------   --------------
      End of year ...........................................................    $2,381,267,989   $2,584,744,392
                                                                                ===============   ==============
   Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of year ...........................................................   $    (7,600,483)  $    2,091,074
                                                                                ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Franklin High Income Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin High Income Fund (Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 33

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on May 29, 2009. The joint repurchase agreement is valued at cost.

C. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Fund may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of May 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.


                               34 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under


                               Annual Report | 35

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                 YEAR ENDED MAY 31,
                                            -----------------------------------------------------------
                                                        2009                           2008
                                            ----------------------------   ----------------------------
                                               SHARES          AMOUNT         SHARES          AMOUNT
                                            ------------   -------------   ------------   -------------
CLASS A SHARES:
   Shares sold ..........................    337,240,782   $ 525,055,856    173,560,166   $ 352,675,042
   Shares issued in reinvestment of
      distributions .....................     56,709,389      90,707,824     43,619,445      88,682,262
   Shares redeemed ......................   (321,819,937)   (511,552,320)  (248,147,886)   (505,750,368)
                                            ------------   -------------   ------------   -------------
   Net increase (decrease) ..............     72,130,234   $ 104,211,360    (30,968,275)  $ (64,393,064)
                                            ============   =============   ============   =============
CLASS B SHARES:
   Shares sold ..........................      4,238,933   $   6,687,532      2,503,992   $   5,095,261
   Shares issued in reinvestment of
      distributions .....................      2,307,147       3,717,055      2,473,506       5,020,836
   Shares redeemed ......................    (23,420,912)    (37,614,430)   (23,696,720)    (48,060,048)
                                            ------------   -------------   ------------   -------------
   Net increase (decrease) ..............    (16,874,832)  $ (27,209,843)   (18,719,222)  $ (37,943,951)
                                            ============   =============   ============   =============
CLASS C SHARES:
   Shares sold ..........................     65,250,921   $ 102,673,592     28,407,791   $  57,913,739
   Shares issued in reinvestment of
      distributions .....................      8,838,473      14,226,788      6,936,322      14,182,632
   Shares redeemed ......................    (53,252,587)    (85,507,588)   (46,644,741)    (95,501,983)
                                            ------------   -------------   ------------   -------------
   Net increase (decrease) ..............     20,836,807   $  31,392,792    (11,300,628)  $ (23,405,612)
                                            ============   =============   ============   =============
CLASS R SHARES:
Shares sold .............................     16,616,021   $  26,731,618     10,895,936   $  22,400,635
   Shares issued in reinvestment of
      distributions .....................      1,679,667       2,701,332      1,079,632       2,207,881
   Shares redeemed ......................    (10,645,503)    (17,356,650)    (6,488,823)    (13,240,196)
                                            ------------   -------------   ------------   -------------
   Net increase (decrease) ..............      7,650,185   $  12,076,300      5,486,745   $  11,368,320
                                            ============   =============   ============   =============
ADVISOR CLASS SHARES:
   Shares sold ..........................     79,679,624   $ 124,108,956     14,933,482   $  30,164,185
   Shares issued in reinvestment of
      distributions .....................      2,674,861       4,205,620      1,298,268       2,635,367
   Shares redeemed ......................    (20,622,532)    (32,058,424)   (14,064,067)    (28,921,633)
                                            ------------   -------------   ------------   -------------
   Net increase (decrease) ..............     61,731,953   $  96,256,152      2,167,683   $   3,877,919
                                            ============   =============   ============   =============


                               36 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         Over $20 billion, up to and including $35 billion
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         In excess of $50 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


                               Annual Report | 37

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.15%
Class B ...   0.65%
Class C ...   0.65%
Class R ...   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers ...   $392,649
   Contingent deferred sales charges retained ...................................   $ 58,495

E. TRANSFER AGENT FEES

For the year ended May 31, 2009, the Fund paid transfer agent fees of $3,060,661, of which $1,985,412 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2010 ...............................   $147,493,159
   2011 ...............................    291,020,377
   2012 ...............................    273,193,753
   2013 ...............................     56,708,693
   2014 ...............................    100,305,761
   2017 ...............................     74,931,197
                                          ------------
                                          $943,652,940
                                          ============


                               38 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

5. INCOME TAXES (CONTINUED)

On May 31, 2009, the Fund had expired capital loss carryforwards of $110,935,066, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2009, the Fund deferred realized capital losses of $82,761,234.

The tax character of distributions paid during the years ended May 31, 2009 and 2008, was as follows:

                              2009           2008
                          ------------   ------------
Distributions paid from
   ordinary income ....   $194,230,845   $198,770,103

At May 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..........................   $2,831,332,199
                                                 ==============
Unrealized appreciation ......................   $   61,159,754
Unrealized depreciation ......................     (533,655,270)
                                                 --------------
Net unrealized appreciation (depreciation) ...   $ (472,495,516)
                                                 ==============
Undistributed ordinary income ................   $    9,369,940
                                                 ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, payments-in-kind and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of payments-in-kind, bond discounts and premiums and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2009, aggregated $680,641,920 and $537,314,363, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               Annual Report | 39

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

8. CREDIT RISK AND DEFAULTED SECURITIES

At May 31, 2009, the Fund had 88.81% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2009, the aggregate value of these securities was $73,501,330, representing 3.09% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                                 ACQUISITION
  SHARES    ISSUER                                                   DATE         COST      VALUE
---------   --------------------------------------------------   -----------   ----------   -----
4,853,892   Cambridge Industries Liquidating Trust Interest ..      1/09/02    $       --    $--
1,685,375   VS Holdings Inc. .................................     12/06/01     1,685,375     --
                                                                                             ---
               TOTAL RESTRICTED SECURITIES
                  (0.00% of Net Assets) .................................................    $--
                                                                                             ===


                               40 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended May 31, 2009, were as shown below.

                                 NUMBER OF                              NUMBER OF
                                SHARES HELD                            SHARES HELD   VALUE AT                  REALIZED
                               AT BEGINNING     GROSS        GROSS      AT END OF     END OF    INVESTMENT     CAPITAL
NAME OF ISSUER                    OF YEAR     ADDITIONS   REDUCTIONS       YEAR        YEAR       INCOME     GAIN (LOSS)
--------------                 ------------   ---------   ----------   -----------   --------   ----------   -----------
Harvard Industries Inc. ....       793,966        --          --          793,966     $7,940        $--          $--
VS Holdings Inc. ...........     1,685,375        --          --        1,685,375         --         --           --
                                                                                      ------        ---          ---
   TOTAL AFFILIATED
      SECURITIES (0.00%(a) of Net Assets) .......................................     $7,940        $--          $--
                                                                                      ======        ===          ===

(a)  Rounds to less than 0.01% of net assets.

11. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Fund's Investment manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the Fund's policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.

12. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $1,623 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended May 31, 2009, the Fund did not utilize the Global Credit Facility.


                               Annual Report | 41

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

13. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on June 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                  LEVEL 1         LEVEL 2       LEVEL 3        TOTAL
                               ------------   --------------   --------   --------------
ASSETS:
   Investments in Securities   $118,443,955   $2,239,911,583   $481,145   $2,358,836,683

At May 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                        INVESTMENTS IN
                                                                          SECURITIES
                                                                        --------------
Beginning Balance - June 1, 2008 ....................................    $    929,079
   Net realized gain (loss) .........................................     (16,496,355)
   Net change in unrealized appreciation (depreciation) .............      16,457,393
   Net purchases (sales) ............................................              --
   Transfers in and/or out of Level 3 ...............................        (408,972)
                                                                         ------------
Ending Balance ......................................................    $    481,145
                                                                         ============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of year .................    $   (447,934)
                                                                         ============


                               42 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

14. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Trust believes applying FSP FAS 157-4 will not have a material impact on its financial statements.

In May 2009, FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

FRN - Floating Rate Note
L/C - Letter of Credit
MTN - Medium Term Note
PIK - Payment-In-Kind


                               Annual Report | 43

Franklin High Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN HIGH INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin High Income Fund (the "Fund") at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
July 17, 2009


                               44 | Annual Report

Franklin High Income Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN HIGH INCOME FUND

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $167,441,894 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2009.


                               Annual Report | 45

Franklin High Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   -----------------------   ---------------------------------
HARRIS J. ASHTON (1932)           Trustee           Since 2007           134                       Bar-S Foods (meat packing
One Franklin Parkway                                                                               company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)          Trustee           Since 1982           111                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                   Trustee           Since 2007           111                       Chevron Corporation (global
One Franklin Parkway                                                                               energy company) and ICO Global
San Mateo, CA 94403-1906                                                                           Communications (Holdings) Limited
                                                                                                   (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee           Since 2005           134                       Hess Corporation (exploration and
One Franklin Parkway                                                                               refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                           Heinz Company (processed foods
                                                                                                   and allied products), RTI
                                                                                                   International Metals, Inc.
                                                                                                   (manufacture and distribution of
                                                                                                   titanium), Canadian National
                                                                                                   Railway (railroad) and White
                                                                                                   Mountains Insurance Group, Ltd.
                                                                                                   (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               46 | Annual Report

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   -----------------------   ---------------------------------
FRANK W.T. LAHAYE (1929)          Trustee           Since 1998           111                       Center for Creative Land
One Franklin Parkway                                                                               Recycling (brownfield
San Mateo, CA 94403-1906                                                                           redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)             Trustee           Since 2007           134                       Hess Corporation (exploration and
One Franklin Parkway                                                                               refining of oil and gas) and
San Mateo, CA 94403-1906                                                                           Sentient Jet (private jet
                                                                                                   service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee           Since 2007           142                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead              Trustee since        111                       None
One Franklin Parkway              Independent       2007 and Lead
San Mateo, CA 94403-1906          Trustee           Independent
                                                    Trustee since
                                                    2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   -----------------------   ---------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and       Since 2007           134                       None
One Franklin Parkway              Chairman of
San Mateo, CA 94403-1906          the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 47

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   -----------------------   ---------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee,          Trustee since        51                        None
One Franklin Parkway              President and     1978, President
San Mateo, CA 94403-1906          Chief             since 1989 and
                                  Executive         Chief Executive
                                  Officer -         Officer -
                                  Investment        Investment
                                  Management        Management
                                                    since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)             Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway              Compliance        Officer since 2004
San Mateo, CA 94403-1906          Officer and       and Vice
                                  Vice President    President - AML
                                  - AML             Compliance since
                                  Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)         Chief             Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway              Executive
San Mateo, CA 94403-1906          Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)              Treasurer,        Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway              Chief Financial
San Mateo, CA 94403-1906          Officer and
                                  Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

EDWARD L. GEARY (1962)            Vice President    Since March 2009     Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100

Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.


                               48 | Annual Report

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   -----------------------   ---------------------------------
ALIYA S. GORDON (1973)            Vice President    Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)              Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)              Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 49

Franklin High Income Trust

SHAREHOLDER INFORMATION

FRANKLIN HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin High Income Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, brokerage commissions and execution, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically


                               50 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board


                               Annual Report | 51

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2008, as well as the previous 10 years ended on such date in comparison to a performance universe consisting of all retail and institutional high current yield funds as selected by Lipper. The Fund's income return during 2008, as shown in such report, was at the median of such performance universe and on an annualized basis was in the second-highest quintile of such performance universe for the previous three-, five- and 10-year periods. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within its performance universe experienced losses during the past year. On a comparative basis, the Lipper report showed the Fund's total return during 2008 to be in the second-highest quintile of such performance universe, and on an annualized basis to be in either the highest or second-highest quintile of such performance universe for each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the Fund's contractual investment management fee rate, as well as its actual total expense rate, was the least expensive in its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.


                               52 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                               Annual Report | 53

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through investment management fee breakpoints so that as a fund grows in size, its effective investment management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets, with additional breakpoints continuing thereafter. At December 31, 2008, the Fund had net assets of approximately $1.8 billion. In considering such fee structure, the Board took into account management's position that fees reach a relatively low rate quickly and that such low rate, in effect, reflects anticipated economies of scale as assets increase as shown in the Fund's favorable contractual investment management fee and total expense comparisons within its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               54 | Annual Report

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access
Fund Franklin High Income Fund
Franklin Limited Maturity U.S.Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09

                                                   Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO) One Franklin Parkway
                                          San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN HIGH INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

105 A2009 07/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,034 for the fiscal year ended May 31, 2009 and $45,039 for the fiscal year ended May 31, 2008.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,918 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $282,159 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $290,077 for the fiscal year ended May 31, 2009 and $0 for the fiscal year ended May 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND  PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By /s/LAURA F. FERGERSON
   -----------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  July 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   ------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  July 27, 2009


By /s/GASTON GARDEY
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  July 27, 2009